     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 1997


                                                 REGISTRATION STATEMENT 33-11803
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                        POST-EFFECTIVE AMENDMENT NO. 10

                                       To
                                    FORM S-6
               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2
                               ------------------

     A. Exact name of trust: KILICO VARIABLE SEPARATE ACCOUNT

     B. Name of depositor: KEMPER INVESTORS LIFE INSURANCE COMPANY

     C. Complete address of depositor's principal executive offices:

       1 Kemper Drive
       Long Grove, Illinois 60049

     D. Name and complete address of agent for service:

                             DEBRA P. REZABEK, ESQ.
                    Kemper Investors Life Insurance Company
                                 1 Kemper Drive
                           Long Grove, Illinois 60049
                                  COPIES TO:


               FRANK JULIAN, ESQ.                              JOAN E. BOROS, ESQ.
    Kemper Investors Life Insurance Company                   Katten Muchin & Zavis
                 1 Kemper Drive                         1025 Thomas Jefferson Street, N.W.
           Long Grove, Illinois 60049                         Washington, D.C. 20007


     It is proposed that this filing will become effective (check appropriate box)


       [ ] Immediately upon filing pursuant to   [X] on May 1, 1997 pursuant to paragraph (b),
           paragraph (b), or                         or
       [ ] 60 days after filing pursuant to      [ ] on (date) pursuant to paragraph (a)(1) of
           paragraph (a)(1), or                      Rule 485.


     If appropriate, check the following box:

       [ ] this post effective amendment designates a new effective date for a previously filed post-effective amendment.

     E. Title and amount of securities being registered:

         Units of Interests in the Separate Account under Flexible Premium Variable Life Insurance Policies.

     F. Proposed maximum aggregate offering price to the public of the securities being registered.


         Registration of Indefinite Amount of Securities filed February 6, 1987 (File No. 33-11803) pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the Registrant's most recent fiscal year was filed on February 27, 1997.


     G. Amount of filing Fee:

         None.

     H. Approximate date of proposed public offering:

         Continuous.

     [ ] Check box if it is proposed that this filing will become effective on
         (date) at (time) pursuant to Rule 487.
================================================================================
REGISTRANT ELECTS TO BE GOVERNED BY THE PROVISIONS OF RULE 6E-3(T)(B)(13)(I)(B)

                            PROSPECTUS--MAY 1, 1997

--------------------------------------------------------------------------------

                         VARIABLE LIFE INSURANCE POLICY
--------------------------------------------------------------------------------


                                   ISSUED BY


                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                  THROUGH ITS KILICO VARIABLE SEPARATE ACCOUNT

  HOME OFFICE: 1 KEMPER DRIVE, LONG GROVE, ILLINOIS 60049       (847) 550-5500

     This Prospectus describes a variable life insurance policy (the "Policy") issued by Kemper Investors Life Insurance Company ("KILICO"). The Policy provides for life insurance and for the accumulation of Cash Value on a variable basis. The Death Benefit and Cash Value of the Policy may vary to reflect the investment experience of the KILICO Variable Separate Account (the "Separate Account").


     The Policy is designed to permit the payment of a large initial premium and, subject to certain restrictions, additional premiums. As designed, the Policy operates substantially as a single premium policy, providing for an initial premium payment of at least eighty percent of guideline single premiums, as defined under Section 7702 of the Internal Revenue Code. This Policy, as currently offered, is classified as a modified endowment contract for tax purposes and, as such, distributions during the life of the Insured would be taxed in a manner similar to an annuity. The minimum initial premium KILICO will accept is $5,000. An Owner may allocate premiums and Separate Account Value under a Policy to one or more of the Subaccounts of the Separate Account. Each Subaccount invests in one of the following portfolios of the Investors Fund Series (formerly Kemper Investors Fund) (the "Fund"): Money Market, Total Return, High Yield, Growth (formerly "Equity") and Government Securities. The other portfolios of the Fund are not currently available for investment under the Policy. Zurich Kemper Investments, Inc. (formerly named Kemper Financial Services, Inc.) ("ZKI"), is the investment manager of the Money Market, Total Return, High Yield, Growth, and Government Securities Portfolios. ZKI uses the services of Zurich Investment Management Limited ("ZIML"), an affiliate of ZKI, as sub-adviser for the Total Return, High Yield and Growth Portfolios. The accompanying prospectus for the Fund describes the investment objectives and the attendant risks of the portfolios of the Fund.



     Until the Trade Date, the initial premium is held in KILICO's General Account. The initial premium will be credited with interest equivalent to the investment experience, less additional applicable charges, of the Money Market Subaccount, from the later of the day following the date of receipt or the Policy Date. On the Trade Date, the initial premium and any credited investment return will be allocated to the Money Market Subaccount, and 15 days after the Trade Date, to one or more of the Subaccounts as specified in the Owner's application.


     KILICO guarantees that the Death Benefit payable for a Policy will never be less than the Death Benefit stated on the Policy Schedule page, less Debt, as long as the Policy is in force. There is no guaranteed Cash Value. If the Surrender Value is insufficient to cover the charges under the Policy, the Policy will lapse.

     See "Federal Tax Matters", page 17 for a discussion of laws that affect the tax treatment of the Policy.

     The Owner may examine the Policy and return it to KILICO for a refund during the Free-Look Period.

     It may not be advantageous to purchase a Policy as a replacement for another type of life insurance policy, or to obtain additional insurance protection if a flexible premium variable life insurance policy is already owned.


           THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR THE INVESTORS FUND SERIES. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE
           REFERENCE.


           THE POLICIES ARE NOT INSURED BY THE FDIC. THEY ARE
           OBLIGATIONS OF THE ISSUING INSURANCE COMPANY AND ARE NOT A DEPOSIT OF, OR GUARANTEED BY, ANY BANK OR SAVINGS
           INSTITUTION AND ARE SUBJECT TO RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
                         ------------------------------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
================================================================================


                                                               Page
                                                               ----
DEFINITIONS.................................................      1
SUMMARY.....................................................      2
KILICO AND THE SEPARATE ACCOUNT.............................      4
THE FUND....................................................      5
THE POLICY..................................................      7
POLICY BENEFITS AND RIGHTS..................................      9
CHARGES AND DEDUCTIONS......................................     13
GENERAL PROVISIONS..........................................     14
DISTRIBUTION OF POLICIES....................................     16
FEDERAL TAX MATTERS.........................................     17
LEGAL CONSIDERATIONS........................................     18
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS................     18
VOTING RIGHTS...............................................     19
STATE REGULATION OF KILICO..................................     19
DIRECTORS AND OFFICERS OF KILICO............................     20
LEGAL MATTERS...............................................     23
LEGAL PROCEEDINGS...........................................     23
EXPERTS.....................................................     23
REGISTRATION STATEMENT......................................     23
FINANCIAL STATEMENTS........................................     23
APPENDIX....................................................     53

                                  DEFINITIONS

     ACCUMULATION UNIT--An accounting unit of measure used to calculate the value of each Subaccount.

     AGE--The Insured's age on his or her last birthday.

     BENEFICIARY--The person to whom the proceeds due on the Insured's death are paid.

     CASH VALUE--The sum of the value of Policy assets in the Separate Account and any associated value in the General Account.

     DATE OF RECEIPT--Date of receipt means the valuation date during which a request, form or payment is received at KILICO's Home Office. KILICO is deemed to have received any request, form or payment on the date it is actually received at the Home Office, provided that it is received before the close of the New York Stock Exchange (which is normally 3:00 p.m. Long Grove time) on any date when the New York Stock Exchange is open. Otherwise, it will be deemed to be received on the next such day.

     DEBT--Debt means (1) the principal of any outstanding loan, plus (2) any loan interest due or accrued to KILICO.

     FREE-LOOK PERIOD--The period of time in which an Owner may cancel the Policy and receive a refund. In most states, an Owner may cancel the Policy within 10 days of the date it is received by the Owner. The applicable period of time will depend on the state in which the Policy is issued; however, it will be at least 10 days from the date the Policy is received by the Owner.


     FUND--Investors Fund Series (formerly Kemper Investors Fund), an open-end investment company in which the Subaccounts of the Separate Account invest.


     GENERAL ACCOUNT--The assets of KILICO other than those allocated to the Separate Account or any other separate account.

     GUIDELINE SINGLE PREMIUM--Guideline Single Premium is the maximum initial amount of premium that can be paid while retaining qualification as a life insurance policy under the Internal Revenue Code.

     INSURANCE AGE--The Insurance Age is the Age of the Insured on the first day of any Policy Year. If the first day of a Policy Year falls on the Insured's birthday, the Age attained on such date is the Insurance Age.

     INSURED--The person whose life is covered by the Policy and who is named on the Policy Schedule.

     MATURITY DATE--The Policy Date anniversary coinciding with or next following the Insured's 95th birthday.

     MONTHLY PROCESSING DATE--The same day in each month as the Policy Date.

     MORTALITY AND EXPENSE RISK CHARGE--The mortality and expense risk charge is a charge deducted in the calculation of the Accumulation Unit Value for the assumption of mortality risks and expense guarantees.

     POLICY DATE--The date shown in the Policy Schedule. The Policy Date is the date used to determine Policy Years and Monthly Processing Dates. The Policy Date will be the date following receipt of the application, except that if such date is the 29th, 30th, or 31st of a month, the Policy Date will be the first of the following month.

     POLICY YEAR--Each year commencing with the Policy Date and each Policy Date anniversary thereafter.

     SEPARATE ACCOUNT VALUE--The portion of the Cash Value in the Subaccount(s) of the Separate Account.

     SUBACCOUNT--The subdivisions of the Separate Account.

     SURRENDER VALUE--The surrender value of a Policy is (1) the Cash Value minus (2) any applicable Surrender Charge; minus (3) any Debt.

     TRADE DATE--The Trade Date is stated in the Policy Schedule. It is the date on which the initial premium and any credited investment experience, less additional applicable charges, are allocated to the KILICO Money Market Subaccount. The Trade Date is the date when KILICO accepts the risk of providing insurance coverage to the Insured.

     VALUATION DATE--Each business day on which valuation of the assets of the Separate Account is required by applicable law, which currently is each day that the New York Stock Exchange is open for trading.

     VALUATION PERIOD--The period that starts at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.

                                    SUMMARY


     The following summary should be read in conjunction with the detailed information in this Prospectus. You should refer to the heading "Definitions" for the meaning of certain terms. A Policy entered into on or after June 21, 1988 is considered a modified endowment contract. Further, a Policy entered into before June 21, 1988 may, in certain circumstances, be considered a modified endowment contract. For a Policy treated as a modified endowment contract, certain assignments, loans and surrenders will be considered received by the Owner and are included in the Owner's Federal gross income to the extent that the Cash Value exceeds the Owner's investment in the Policy. Subject to specified exceptions, the portion of any amount considered received by the Owner that is includible in gross income is subject to an additional 10 percent tax. (See "Federal Tax Matters," at page 17.) Variations from the information appearing in this prospectus due to individual state requirements are described in supplements which are attached to this Prospectus, or in endorsements to the Policy, as appropriate. Unless otherwise indicated the description of the Policy contained in this Prospectus assumes that the Policy is in force, that there is no indebtedness, that the current Death Benefit is required to be adjusted through multiplication of the Cash Value by the Death Benefit Factor, and that current Federal tax laws apply.


     The Owner of a Policy pays a premium for life insurance coverage on the person insured. The Policy provides for a Surrender Value which is payable if the Policy is terminated during an Insured's lifetime. The Death Benefit and Cash Value of the Policy may increase or decrease to reflect the investment experience of the Subaccounts of the Separate Account to which premiums are allocated. There is no guaranteed Cash Value. If the Surrender Value is insufficient to pay charges under the Policy, the Policy will lapse unless an additional premium payment or loan repayment is made. (See "The Policy--Premiums and Allocation of Premiums and Separate Account Value," pages 7 and 8, "Charges and Deductions," page 13, and "Policy Benefits and Rights," page 9.)

     The purpose of the Policy is to provide insurance protection for the beneficiary named therein. No claim is made that the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

POLICY BENEFITS

     CASH VALUE. The Policy provides for a Cash Value. The Cash Value will reflect the amount and frequency of premium payments, the investment experience of the selected Subaccounts of the Separate Account, any values in the General Account, and charges imposed in connection with the Policy. The entire investment risk is borne by the Owner. KILICO does not guarantee a minimum Separate Account Value. (See "Policy Benefits and Rights--Cash Value," page 10.)


     The Owner may surrender a Policy at any time and receive the Surrender Value, which equals the Cash Value less any applicable surrender charge and outstanding Debt. (See "Policy Benefits and Rights--Surrender Privilege," page 12.)


     POLICY LOANS. The Owner may borrow up to 90% of the Policy's Cash Value minus applicable surrender charges, subject to the requirements of the Internal Revenue Code. The minimum amount of a loan is $500. Interest at an effective annual rate of 6.00% will be charged on outstanding loan amounts. (See "Federal Tax Matters," page 17.)

     When a loan is made, a portion of the Policy's Cash Value equal to the amount of the loan will be transferred from the Separate Account (proportionately from the Subaccounts, unless the Owner requests otherwise) to KILICO's General Account. Cash Values within the General Account attributable to premium will earn no less than 4.00% annual interest. That portion of the Cash Values within the General Account attributable to amounts in excess of premium will earn 6.00% annual interest. Such earnings will be allocated to the General Account. (See "Policy Benefits and Rights--Policy Loans," page 12.)

     DEATH BENEFITS. As long as the Policy remains in force, the Policy provides a death benefit payment upon the death of the Insured. The death benefit is the greater of the Death Benefit stated on the Policy Schedule, or a specified multiple of the Cash Value. The Death Benefit stated on the Policy Schedule may not be increased unless Cash Value times the Death Benefit Factor is at least equal to the Death Benefit stated on the Policy Schedule. The death benefit payable will be reduced by any Debt. (See "Policy Benefits and Rights--Death Benefits," page 9.)

PREMIUMS

     The minimum initial premium that may be paid under the Policy is $5,000. The application for the Policy must accompany or precede the full minimum initial premium. Subject to premium guidelines established under Federal tax law, additional premiums may be paid while the Policy is in force, including when necessary to prevent lapse. (See "The Policy--Premiums," page 7 and "Federal Tax Matters," page 17.)

THE SEPARATE ACCOUNT

     ALLOCATION OF PREMIUMS. The portion of the premium available for allocation equals the premium paid. An Owner indicates in the application for the Policy the percentages of premium to be allocated among the Subaccounts of the Separate Account. The Separate Account currently consists of five Subaccounts, each of which invests in shares of a designated portfolio of the Fund. The investment manager of the portfolios is Zurich Kemper Investments, Inc., an affiliate of KILICO.

     On the day following the date of receipt, the initial premium will be allocated to the KILICO General Account. It will be credited with interest equivalent to the investment experience of the Money Market Subaccount from the later of the day following the date of receipt or the Policy Date. On the Trade Date, such amount in the KILICO General Account will be allocated to the Money Market Subaccount. Additional applicable charges which are currently the charge for the cost of insurance will be deducted as of the Policy Date. On the Trade Date, the Policy's Cash Value will thus be the same as if the initial premium had been allocated to the Money Market Subaccount on the Policy Date. Fifteen days from the Trade Date, the Separate Account Value in the Money Market Subaccount will be allocated among the Subaccounts in accordance with the Owner's instructions in the application. (See "Policy Issue," page 7.)

     TRANSFERS. An Owner may transfer Separate Account Value among the Subaccounts. One transfer of all or part of the Separate Account Value may be made within a fifteen day period. (See "Allocation of Premiums and Separate Account Value--Transfers," page 8.)

THE FUND


     The following portfolios of the Investors Fund Series (formerly Kemper Investors Fund) are currently available for investment under this Policy are summarized below:


     MONEY MARKET PORTFOLIO seeks to provide maximum current income to the extent consistent with stability of principal from a portfolio of high quality money market instruments that mature in 12 months or less.

     TOTAL RETURN PORTFOLIO seeks a high total return, a combination of income and capital appreciation, by investing in a combination of debt securities and common stocks.

     HIGH YIELD PORTFOLIO seeks to provide a high level of current income by investing in fixed-income securities.

     GROWTH PORTFOLIO seeks maximum appreciation of capital through diversification of investment securities having potential for capital appreciation.

     GOVERNMENT SECURITIES PORTFOLIO seeks high current return consistent with preservation of capital from a portfolio composed primarily of U.S. Government securities.

     For a more detailed description of the Fund, see "KILICO and the Separate Account--the Fund," page 5, the Fund prospectus, and Statement of Additional Information available upon request.

CHARGES

     Deductions will be made from the Policy's value in each Subaccount on the Policy Date and on each Monthly Processing Date for the cost of insurance charge. In addition, deductions will be imposed on the Policy's value in each Subaccount on a daily basis for the assumption by KILICO of certain mortality and expense risks incurred in connection with the Policy, at an annual rate of
 .90%. (See "Charges and Deductions--Mortality and Expense Risk Charge," page
14.)


     No sales charge is deducted from any premium payment. However, if the Policy is surrendered or if the Cash Value is applied under a Settlement Option, a Surrender Charge on the lesser of premium paid in the first Policy Year or Cash Value under the Policy will be deducted from the amount payable. The Surrender Charge starts at 9% in the first Policy Year and reduces by 1% each Policy Year so that there is no charge in the tenth and later Policy Years. Subject to other considerations, the Owner may decide to reduce the potential Surrender Charge by paying less initial premium. (See "Policy Benefits and Rights--Surrender Privilege," page 12.)


     No charges are currently made from the Separate Account for Federal, state or other taxes. Should KILICO determine that such taxes may be imposed, it may make deductions from the Separate Account to pay those taxes. (See "Federal Tax Matters," page 17.)

     In addition, the Subaccounts of the Separate Account purchase shares of the Fund. For fees and expenses of the Fund, see the prospectus for the Fund.

TAX TREATMENT UNDER CURRENT FEDERAL TAX LAW

     The Cash Value, while it remains in the Policy, and the Death Benefit should be subject to the same Federal income tax treatment as the cash value under a conventional fixed benefit life insurance policy. Under existing tax law, the Owner is generally not deemed to be in constructive receipt of the Cash Value under a Policy until a distribution occurs through a loan or surrender. A change of Owners, an assignment, a loan or a surrender of the Policy generally will have tax consequences.

     Death Benefits payable under the Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally will not be subject to income tax on the Death Benefit. (See "Federal Tax Matters," page 17.)

FREE-LOOK PERIOD AND EXCHANGE RIGHTS

     The Owner is granted a period of time to examine a Policy and return it for a refund. The applicable period of time will depend on the state in which the Policy is issued; however, it will be at least 10 days from the date the Policy is received by the Owner. (See "Policy Benefits and Rights--Free-Look Period and Exchange Rights," page 13.)

     The Owner may, while the Policy is in force, exchange it at any time after its issue, for a non-variable permanent fixed benefit life insurance policy then currently being offered by KILICO on the life of the Insured. Such policy would be treated and taxed as a modified endowment contract. No evidence of insurability will be required. During the first two years after the Policy Trade Date, the amount of the new policy may be, at the election of the Owner, either the initial Death Benefit or the same net amount at risk as the Policy on the exchange date. After two years from the Policy Trade Date, the amount of the new policy will be for the same net amount at risk as the Policy on the exchange data. All Debt under the Policy must be repaid and the surrender of the Policy is required before the exchange is made. The policy date and issue age will be the same as existed under the Policy.

ILLUSTRATIONS OF SEPARATE ACCOUNT VALUES
SURRENDER VALUES AND DEATH BENEFITS

     Tables in the Appendix illustrate the Separate Account Values, Surrender Values and Death Benefits based upon certain hypothetical assumed rates of return for the Separate Account and the charges deducted under the Policy.

                        KILICO AND THE SEPARATE ACCOUNT

KEMPER INVESTORS LIFE INSURANCE COMPANY

     Kemper Investors Life Insurance Company ("KILICO"), 1 Kemper Drive, Long Grove, Illinois 60049, was organized in 1947 and is a stock life insurance company organized under the laws of the State of Illinois. KILICO offers annuity and life insurance products and is admitted to do business in the District of Columbia and all states except New York. KILICO is a wholly-owned subsidiary of Kemper Corporation, a nonoperating holding company. Zurich Insurance Company ("Zurich"), Insurance Partners, L.P. ("IP") and Insurance Partners Offshore (Bermuda), L.P. (together with IP, "Insurance Partners") indirectly and directly own 80 percent and 20 percent, respectively, of Kemper Corporation.

     KILICO Variable Separate Account (the "Separate Account") was established by KILICO as a separate investment account on January 22, 1987. The Separate Account will receive and invest the premiums under the Policy. In addition, the Separate Account may receive and invest premiums for other variable life insurance policies issued by KILICO.

     The Separate Account is administered and accounted for as part of the general business of KILICO, but the income, capital gains or capital losses of the Separate Account are credited to or charged against the assets held in the Separate Account, without regard to any other income, capital gains or capital losses of any other separate account or arising out of any other business which KILICO may conduct. The benefits provided under the Policy are obligations of KILICO.

     The Separate Account is currently divided into five Subaccounts. Each Subaccount invests exclusively in shares of one of the portfolios of the Fund currently available for investment through the Separate Account. Income and both realized and unrealized gains or losses from the assets of each Subaccount generally are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount of the Separate Account or arising out of any business KILICO may conduct.

     The Separate Account has been registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not involve supervision by the Commission of the management, investment practices or policies of the Separate Account or KILICO.

                                    THE FUND


     The Separate Account invests in shares of the Investors Fund Series (formerly Kemper Investors Fund), a series type mutual fund registered with the Commission as an open-end, management investment company. Registration of the Fund does not involve supervision of its management, investment practices or policies by the Commission. The Fund is designed to provide an investment vehicle for variable life insurance and variable annuity contracts. Shares of the Fund are sold only to insurance company separate accounts. In addition to the Separate Account, shares of the Fund may be sold to variable life insurance and variable annuity separate accounts of insurance companies not affiliated with KILICO. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts of companies unaffiliated with KILICO, or for both variable life insurance separate accounts and variable annuity separate accounts, to invest simultaneously in the Fund. Currently neither KILICO nor the Fund foresees any such disadvantages to either variable life insurance or variable annuity owners. Management of the Fund has an obligation to monitor events to identify material conflicts between such owners and determine what action, if any, should be taken. In addition, if KILICO believes that the Fund's response to any of those events or conflicts insufficiently protects the Owners, it will take appropriate action on its own.


     The Separate Account invests in the following Portfolios of the Fund: Money Market Portfolio, Total Return Portfolio, High Yield Portfolio, Growth Portfolio and Government Securities Portfolio. The other portfolios of the Fund are not currently available for investment under the Policy. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

     The five portfolios of the Fund in which the Separate Account invests are summarized below:

     MONEY MARKET PORTFOLIO seeks maximum current income to the extent consistent with stability of principal from a portfolio of high quality money market instruments that mature in twelve months or less.

     TOTAL RETURN PORTFOLIO seeks a high total return, a combination of income and capital appreciation, by investing in a combination of debt securities and common stocks.

     HIGH YIELD PORTFOLIO seeks to provide a high level of current income by investing in fixed-income securities.

     GROWTH PORTFOLIO seeks maximum appreciation of capital through diversification of investment securities having potential for capital appreciation.

     GOVERNMENT SECURITIES PORTFOLIO seeks high current return consistent with preservation of capital from a portfolio composed primarily of U.S. Government securities.

     There is no assurance that any of the Portfolios of the Fund will achieve its objective as stated in the prospectus for the Fund. More detailed information, including a description of risks involved in investing in each of the Portfolios, may be found in the prospectus for the Fund, which must accompany or precede this Prospectus, and the Fund's Statement of Additional Information available upon request from Kemper Investors Life Insurance Company, 1 Kemper Drive, Long Grove, Illinois 60049.


     Zurich Kemper Investments, Inc., ("ZKI") (formerly Kemper Financial Services, Inc.) an affiliate of KILICO, is the investment manager of the Money Market, Total Return, High Yield, Growth and Government Securities Portfolios. For its services to the Portfolios, ZKI receives compensation monthly at annual rates equal to .50 of 1%, .55 of 1%, .60 of 1%, .60 of 1% and .55 of 1% of the average daily net asset values of the Money Market Portfolio, the Total Return Portfolio, the High Yield Portfolio, the Growth Portfolio, and the Government Securities Portfolio, respectively. ZKI uses the services of Zurich Investment Management Limited ("ZIML"), an affiliate of ZKI, as sub-adviser for the Total Return, High Yield and Growth Portfolios. ZKI pays ZIML for its services a sub-advisory fee, payable monthly at the following annual rates applied to the portion of the average daily net assets of the applicable Portfolio allocated by ZKI to ZIML for management: .35 of 1% for the Total Return and Growth Portfolios and .30 of 1% for the High Yield Portfolio.

CHANGE OF INVESTMENTS

     KILICO reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. KILICO reserves the right to eliminate the shares of any of the portfolios of the Fund and to substitute shares of another portfolio of the Fund or of another investment company, if the shares of a portfolio are no longer available for investment, or if in its judgment further investment in any portfolio becomes inappropriate in view of the purposes of the Separate Account. KILICO will not substitute any shares attributable to an Owner's interest in a Subaccount of the Separate Account without notice to the Owner and prior approval of the Commission, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

     KILICO also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new portfolio of the Fund, or in shares of another investment company, with a specified investment objective. New subaccounts may be established when, in the sole discretion of KILICO, marketing needs or investment conditions warrant, and any new subaccounts may be made available to existing Owners as determined by KILICO. KILICO may also eliminate or combine one or more subaccounts, transfer assets, or it may substitute one subaccount for another subaccount, if, in its sole discretion, marketing, tax or investment conditions warrant. KILICO will notify all Owners of any such changes.

     If deemed by KILICO to be in the best interests of persons having voting rights under the Policy, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with other KILICO separate accounts. To the extent permitted by law, KILICO may also transfer the assets of the Separate Account associated with the Policy to another separate account, or to the General Account.

                                   THE POLICY
POLICY ISSUE

     Before KILICO will issue a Policy, it must receive a completed application and a full initial premium at its Home Office. A Policy ordinarily will be issued only for Insureds Age 0 through 75 who supply satisfactory evidence of insurability to KILICO. Acceptance of an application is subject to underwriting by KILICO. KILICO reserves the right to decline an application for any reason.

     After underwriting is complete and the Policy is delivered to the Owner, insurance coverage under the Policy will be deemed to have begun as of the day following the date of receipt of a completed application and the full initial premium. (See "Premiums," below.) This date is the Policy Date.

PREMIUMS

     Premiums are to be paid to KILICO at its Home Office. (See "Distribution of Policies.") Checks ordinarily must be made payable to KILICO.

     INITIAL PREMIUM. The minimum initial premium that KILICO will accept under a Policy is $5,000. KILICO reserves the right to increase or decrease this amount for a class of Policies issued after some future date.

     For a given initial premium, the minimum death benefit will depend upon the Insurance Age, sex, and rate class of the Insured. The minimum death benefit for a given initial premium will be consistent with the assumptions for the Guideline Single Premium calculated under section 7702 of the Internal Revenue Code (the "Code"). (See "Federal Tax Matters.")

     The initial premium will be allocated to the KILICO General Account. It will be credited with interest equivalent to the investment experience of the Money Market Subaccount. This premium will remain in the KILICO General Account until the Trade Date. On the Trade Date, the initial premium, plus interest, will be allocated to the Money Market Subaccount. Additional applicable charges, including the charge for the cost of insurance, will be deducted as of the Policy Date. On the Trade Date, the Policy Cash Value will thus be the same as if the initial premium had been allocated to the Money Market Subaccount on the Policy Date. The Separate Account Value will remain in the Money Market Subaccount until 15 days from the Trade Date of the Policy. At the end of the 15 day period, the Separate Account Value in the Money Market Subaccount will be allocated to the Subaccounts elected by the Owner in the application for the Policy.

     The Policy Date is the date used to determine Policy Years and Monthly Processing Dates. The Policy Date will be the date following receipt of the application, except that if such date is the 29th, 30th, or 31st of a month, the Policy Date will be the first of the following month. Acceptance is subject to KILICO's underwriting rules, and KILICO reserves the right to reject an application for any reason. The contestability period and suicide exclusion period are measured from the Policy Date.

     The Trade Date is the date when KILICO accepts the risk of providing insurance coverage to the Insured. Insurance coverage will be limited to a maximum of $200,000 net amount at risk by the temporary insurance provisions of the application until the Trade Date. Monthly deductions and the crediting of investment experience begin as of the Policy Date, even if the Trade Date of the Policy is delayed due to underwriting requirements.

     In the event an application is declined by KILICO, the initial premium will be refunded, together with the earnings credited based on the investment experience of the KILICO Money Market Subaccount.

     The full initial premium is the only premium required to be paid under a Policy. However, additional premiums may be necessary to keep the Policy in force. (See "The Policy--Policy Lapse and Reinstatement.")

     ADDITIONAL PREMIUMS. Subject to the premium guidelines established under Federal tax law, additional premiums may be contributed while this Policy is in force, including when necessary to prevent lapse. Upon request, KILICO will tell the Owner whether an additional premium payment can be made and what its maximum amount is. These premium payments will not increase the maximum possible Surrender Charge. Except to prevent lapse, such an additional premium payment must be at least $1,000. KILICO reserves the right to limit the ability to make more than one additional premium payment in each Policy Year. Evidence of insurability may be required if an additional premium payment would result in an increase in the Death Benefit.

     Several factors affect when additional premium payments may be made. For example, assuming the maximum initial premium payment, the Policy Years in which an Owner issue age 45 may make additional payments depend upon investment experience. Based upon a hypothetical gross annual rate of return of 6% in the selected Kemper Investors Fund Portfolio(s), an additional payment may first be made in year 13, and additional payments may be made each year thereafter subject to any applicable underwriting requirements. A higher annual rate of return may cause the Death Benefit to exceed the minimum guaranteed death benefit. (See "Policy Rights and Benefits.") When this occurs additional payments are subject to underwriting requirements.

     EFFECT OF ADDITIONAL PREMIUMS ON DEATH BENEFIT. Any additional premiums paid under a Policy may cause the Death Benefit to increase. (See "Policy Benefits and Rights--Death Benefits.") An increase in the Death Benefit may cause the cost of insurance charge to increase. (See "Charges and Deductions--Cost of Insurance.")

ALLOCATION OF PREMIUMS AND SEPARATE ACCOUNT VALUE

     ALLOCATION OF PREMIUMS. The Owner allocates premiums to Subaccounts of the Separate Account. The Owner must indicate the initial allocation in the Policy application.

     Fifteen days after the Trade Date (see "Policy Benefits and Rights--Free-Look Period."), the Policy's Separate Account Value in the Money Market Subaccount will be allocated to the Subaccounts of the Separate Account in accordance with the Owner's allocation instructions in the application. Additional premiums received will continue to be allocated in accordance with the Owner's instructions in the application unless contrary written instructions are received. Once a change in allocation is made, all future premiums will be allocated in accordance with the new allocation, unless contrary written instructions are received.

     The Separate Account Value will vary with the investment experience of the chosen Subaccounts. The Owner bears the entire investment risk.

     TRANSFERS. Separate Account Value may be transferred among the Subaccounts of the Separate Account. One transfer of all or a part of the Separate Account Value may be made within a fifteen day period. All transfers made during a business day will be treated as one request.

     Transfer requests must be in writing in a form acceptable to KILICO, or by telephone authorization under forms authorized by KILICO. (See "General Provisions--Written Notices and Requests.") The minimum transfer amount is $500. No partial transfer may be made if the value of the Owner's remaining interest in a Subaccount, from which amounts are to be transferred, would be less than $500 after such transfer. Transfers will be based on the Accumulation Unit Values next determined following receipt of valid, complete transfer instructions by KILICO. The transfer provision may be suspended, modified or terminated at any time by KILICO. KILICO disclaims all liability for acting in good faith in following instructions which are given in accordance with procedures established by KILICO, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, the Owner would bear the risk of loss in the event of a fraudulent telephone transfer.

POLICY LAPSE AND REINSTATEMENT

     LAPSE. Lapse will occur when the Surrender Value of a Policy is insufficient to cover the monthly deduction for the cost of insurance, and a grace period expires without a sufficient payment being made. (See "Charges and Deductions.")

     A grace period of 61 days will be given to the Owner. It begins when notice is sent that the Surrender Value of the Policy is insufficient to cover the monthly deduction for the cost of insurance. Failure to make a premium payment or loan repayment during the grace period sufficient to keep the Policy in force for three months will cause the Policy to lapse and terminate without value.

     If payment is received within the grace period, the premium or loan repayment will be allocated to the Subaccounts in accordance with the most current allocation instructions, unless otherwise requested. Amounts over and above the amounts necessary to prevent lapse may be paid as additional premiums, however, to the extent otherwise permitted. (See "The Policy--Additional Premiums.")

     KILICO will not accept any payment that would cause the total premium payment to exceed the maximum payment permitted by the Code for life insurance under the guideline premium limits. However, the Owner may voluntarily repay a portion of Debt to avoid lapse. (See "Federal Tax Matters.")

     If premium payments have not exceeded the maximum payment permitted by the Code, the Owner may choose to make a larger payment than the minimum required payment to avoid the recurrence of the potential lapse of coverage. The Owner may also combine premium payments with Debt repayments.

     The death benefit payable during the grace period will be the Death Benefit in effect immediately prior to the grace period, less any Debt.

     REINSTATEMENT. If a Policy lapses because of insufficient Cash Value to cover the monthly cost of insurance deduction, and it has not been surrendered for its Surrender Value, it may be reinstated at any time within five years after the date of lapse. Tax consequences may affect the decision to reinstate. Reinstatement is subject to:

     (1) receipt of evidence of insurability satisfactory to KILICO;

     (2) payment of a minimum premium sufficient to keep the Policy in force three months; and

     (3) payment or reinstatement of any Debt against the Policy which existed at the date of termination of coverage.

     The effective date of reinstatement of a Policy will be the Monthly Processing Date that coincides with or next follows the date the application for reinstatement is approved by KILICO. Suicide and incontestability provisions will apply from the effective date of reinstatement. If the Policy has been in force for two years during the lifetime of the Insured, it will be contestable only as to statements made in the reinstatement application.

                           POLICY BENEFITS AND RIGHTS

DEATH BENEFITS

     While the Policy is in force (see "Policy Lapse and Reinstatement--Lapse," above), the Death Benefit can never be less than the Death Benefit stated on the Policy Schedule page ("guaranteed minimum death benefit").

     The Death Benefit may vary with the Cash Value of the Policy, which depends on the investment experience of the Separate Account Subaccounts to which a Policy's Separate Account Value is allocated. An increase in the Cash Value may increase the Death Benefit. However, while the Policy is in force, because the Death Benefit will never be less than the guaranteed minimum death benefit, a decrease in Cash Value may decrease the Death Benefit but never below the guaranteed minimum death benefit.

     The Death Benefit will be the greater of the guaranteed minimum death benefit or the applicable multiple of the Cash Value. If investment experience is sufficiently favorable, the Death Benefit may increase. Increases in the Death Benefit are calculated by KILICO by multiplying the Cash Value by the Death Benefit Factor. If the Cash Value were to drop because of unfavorable investment experience, the Death Benefit would drop, but not below the Death Benefit stated on the Policy Schedule page.

     The guaranteed minimum death benefit is based on the 1980 Commissioner's Standard Ordinary Smoker and Non-Smoker Mortality Tables [age last birthday] (called the "1980 CSO Tables"), the Insured's sex, rate class and insurance age at issue, and an assumed interest rate of 5.10 percent. The guaranteed minimum death benefit is calculated by KILICO based on the applicable 1980 CSO Table and the initial premium paid.

     Representative guaranteed minimum death benefits are shown below:

                                                                                      GUARANTEED MINIMUM DEATH BENEFIT
                                                                                           PER $1 SINGLE PREMIUM
                                                                           ------------------------------------------------------
                                                                                     MALE                         FEMALE
                                                                           ------------------------      ------------------------
           INSURANCE AGE                                                   NON-SMOKER       SMOKER       NON-SMOKER       SMOKER
           -------------                                                   ----------       ------       ----------       ------
                 5             ..........................................     18.196          N/A           21.735          N/A
                15             ..........................................     12.510          N/A           14.975          N/A
                25             ..........................................      8.852        6.854           10.186        8.652
                35             ..........................................      5.915        4.614            6.785        5.783
                45             ..........................................      3.929        3.138            4.537        3.939
                55             ..........................................      2.671        2.236            3.098        2.787
                65             ..........................................      1.905        1.696            2.164        2.203
                75             ..........................................      1.461        1.379            1.582        1.530

     Representative multiples, each of which is referred to as a Death Benefit Factor, are shown in the table below:

                                                                                      DEATH BENEFIT IS NO LESS THAN THE
                                                                                        CASH VALUE TIMES THE FOLLOWING
                                                                                       MULTIPLE (DEATH BENEFIT FACTOR)
                                                                                               ASSUMING NO DEBT
                           INSURANCE AGE                                              ----------------------------------
                           -------------                                                  MALE                 FEMALE
                                 5             .....................................        2.50                  2.50
                                15             .....................................        2.50                  2.50
                                25             .....................................        2.50                  2.50
                                35             .....................................        2.50                  2.50
                                45             .....................................        2.15                  2.15
                                55             .....................................        1.50                  1.50
                                65             .....................................        1.20                  1.20
                                75             .....................................        1.05                  1.05
                                85             .....................................        1.05                  1.05
                                95             .....................................        1.00                  1.00

     EXAMPLES:

                                                                     A           B
                                                                  --------    --------
    Initial Premium:                                              $25,000     $25,000
    Death Benefit on Policy Schedule (guaranteed minimum death
      benefit):                                                    98,225      98,225
    Insurance Age at Issue:                                            45          45
    Insurance Age at Death:                                            55          55
    Cash Value on Date of Death:                                   75,000      50,000
    Death Benefit Factor:                                             1.5         1.5

     In Example A, the Death Benefit equals $112,500, i.e., the greater of $98,225 or $112,500 (the Cash Value at the date of death of $75,000, multiplied by the Death Benefit Factor of 1.5). This amount less any outstanding Debt constitutes the Death Benefit which we would pay to the Beneficiary.

     In Example B, the Death Benefit is $98,225, i.e., the greater of $98,225 or $75,000 (the Cash Value of $50,000 multiplied by the Death Benefit Factor of 1.5).

     The difference in the Cash Value assumed is based upon different assumed investment experience.


     For a Policy, male age 45, non-smoker, under the above assumptions the Death Benefit payable would exceed the guaranteed minimum death benefit in the tenth Policy Year, assuming a 12% gross annual investment rate of return. (See Appendix at pages 56 and 57.) With a lesser gross annual investment rate of return, the Death Benefit would not exceed the guaranteed minimum death benefit until a later Policy Year.


     All or part of the Death Benefit may be paid in cash or applied under a settlement option. (See "General Provisions--Settlement Options.")

     EFFECT ON COST OF INSURANCE CHARGE. Any change in the Death Benefit will affect the net amount at risk, which would, in turn, affect the Owner's cost of insurance charge. (See "Charges and Deductions--Cost of Insurance Charge".)

     PAYMENT OF DEATH BENEFIT. Death Benefits under the Policy will ordinarily be paid within seven days after KILICO receives all documentation required for such a payment. Payments may be postponed in certain circumstances. (See "General Provisions--Postponement of Payments.")

BENEFITS AT MATURITY

     If the Insured is living on the Policy anniversary following the Insured's Age 95, KILICO will pay the Owner the Surrender Value of the Policy, on surrender of the Policy to KILICO. On the Maturity Date, the Policy will terminate and KILICO will have no further obligations under the Policy.

CASH VALUE

     The Policy's Cash Value will reflect the investment experience of the selected Subaccounts of the Separate Account, the frequency and amount of premiums paid, transfers between Subaccounts, any General Account values, and any charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Surrender Value, which equals the Cash Value less surrender charges and Debt. (See "Surrender Privilege.") There is no minimum guaranteed Cash Value.

     CALCULATION OF CASH VALUE. The Cash Value of the Policy is the total of the Policy's Separate Account Value and the Cash Value in the General Account. The Cash Value is determined on each Valuation Date. It will first be calculated on the Policy Date. On that date, the Cash Value equals the initial premium, less the cost of insurance charge for the first Policy Month. (See "Charges and Deductions.")

     On any Valuation Date during the Policy Year, the Policy's Separate Account Value in any Subaccount will equal:

          (1) The Policy's Separate Account Value in the Subaccount at the end of the preceding Valuation Period, multiplied by the Investment Experience Factor (defined below) for the current Valuation Period; plus

          (2) Any premium payments received during the current Valuation Period which are allocated to the Subaccount; plus

          (3) All amounts transferred to the Subaccount, either from another Subaccount or from the General Account in connection with the repayment of a Policy loan (see "Policy Benefits and Rights--Policy Loans," page 12) during the current Valuation Period; minus

          (4) All amounts transferred from the Subaccount during the current Valuation Period; minus

          (5) The pro rata portion of the monthly cost of insurance charge attributable to the Subaccount if a Policy Month began during the Valuation Period. (See "Charges and Deductions--Cost of Insurance Charge.")

     There will also be Cash Value in the General Account if there is a Policy loan outstanding. The General Account is credited with amounts transferred from Subaccounts in connection with Policy loans. The General Account balance accrues daily interest at an effective annual rate of 4.00% for values attributable to premium and 6.00% for values attributable to amounts in excess of premium. (See "Policy Benefits and Rights--Policy Loans.")

     ACCUMULATION UNIT VALUE. Each Subaccount has a distinct Accumulation Unit Value. When premiums or other amounts are allocated to a Subaccount, a number of units are purchased based on the Accumulation Unit Value of the Subaccount at the end of the Valuation Period during which the allocation is made. When amounts are transferred out of, or deducted from, a Subaccount, units are redeemed in a similar manner.

     For each Subaccount, the Accumulation Unit Value was initially set at $1.00. The Accumulation Unit Value for each subsequent Valuation Period is the Investment Experience Factor for that Valuation Period multiplied by the Accumulation Unit Value for the immediately preceding period. Each Valuation Period has a single Accumulation Unit Value which applies for each day in the period. The number of Accumulation Units will not change as a result of investment experience. The Investment Experience Factor may be greater or less than one; therefore, the Accumulation Unit Value may increase or decrease.

     INVESTMENT EXPERIENCE FACTOR. The investment experience of the Separate Account is calculated by applying the Investment Experience Factor to the Separate Account Value in each Subaccount during a Valuation Period. Each Subaccount has its own distinct Investment Experience Factor. The Investment Experience Factor of a Subaccount for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

     (1) is the net result of:

         a. The net asset value per share of the investment held in the Subaccount determined at the end of the current Valuation Period; plus

         b. the per share amount of any dividend or capital gain distributions made by the investment held in the Subaccount division, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

         c. a charge or credit for any taxes reserved for the current valuation period which we determine to have resulted from the investment operations of the Subaccount;

     (2) is the net asset value per share of the investment held in the Subaccount, determined at the end of the last prior Valuation Period;

     (3) is the factor representing the Mortality and Expense Risk Charge at an annual rate of 0.90% of the assets of the Subaccount and compensates KILICO for certain mortality and expense risks assumed. (See "Charges and Deductions--Mortality and Expense Risk Charge.")

POLICY LOANS

     On and after the first Monthly Processing Date after the Policy Date of the Policy, the Owner may by written request to KILICO borrow all or part of the Maximum Loan Amount of the Policy. The Maximum Loan Amount is 90% of the Policy's Cash Value minus applicable surrender charges, subject to the requirements of the Internal Revenue Code. The amount of any new loan may not exceed the Maximum Loan Amount less Debt on the date a loan is granted. The minimum amount of a loan is $500. Any amount due an Owner under a Policy Loan ordinarily will be paid within 7 days after KILICO receives a loan request at its Home Office, although payments may be postponed under certain circumstances. (See "Postponement of Payments," and "Federal Tax Matters.") If the Policy is treated as a modified endowment contract, the loan will be treated as a distribution for federal income tax purposes and may be subject to tax, withholding and penalties.

     On the date a loan is made, Separate Account Value equal to the loan amount will be transferred from the Separate Account to the loan account in the General Account. Unless the Owner directs otherwise, the loaned amount will be deducted from the Subaccounts in proportion to the values that each Subaccount bears to the Separate Account Value of the Policy in all of the Subaccounts at the end of the Valuation Period during which the request is received.

     The loan interest will be assessed at an effective annual rate of 6.00%. Interest not paid when due will be added to the loan amount due and bear interest at the same rate.

     Cash Value in the loan account within the General Account attributable to the premium will earn no less than 4.00% annual interest. Cash Value in the loan account within the General Account attributable to amounts in excess of premium will earn no less than 6.00% annual interest. Such earnings will be allocated to the General Account.

     LOAN REPAYMENT. While the Policy is in force, policy loans may be repaid at any time, in whole or in part. Payments will be treated as payment of outstanding Debt unless the Owner indicates that the payments should be treated otherwise. If otherwise permitted by the guideline premium limits of the Code where there is no indication made, the portion of a payment that exceeds the amount of any Debt will be treated as a premium payment. If not permitted by the Code, the amount that exceeds any Debt will be refunded to the Owner.

     At the time of repayment, Cash Value in the loan account of the General Account equal to the amount of the repayment which exceeds the difference between interest due and interest earned will be allocated to the Subaccounts according to the Owner's current allocation instructions, unless otherwise requested by the Owner. Loan repayments will be applied first to reduce that portion of the loan account attributable to interest due on loaned premium; second, to that portion of the loan account attributable to premium; third, to that portion of the loan account attributable to interest due on loaned amounts in excess of premium; and fourth to that portion of the loan account attributable to loaned amounts in excess of premium. Transfers from the General Account to the Separate Account as a result of the repayment of Debt will be allocated at the end of the Valuation Period during which the repayment is received. Such transfers will not be counted in determining the transfers made within a 15 day period.

     EFFECTS OF POLICY LOAN. Policy loans decrease Surrender Value and, therefore, the amount available to pay the charges necessary to keep the Policy in force. If Surrender Value on the day immediately preceding a Monthly Processing Date is less than the monthly cost of insurance deduction for the next month, KILICO will notify the Owner and any assignee of record. (See "General Provisions--Written Notices and Requests.") This Policy will lapse and terminate without value, unless a sufficient payment is made to KILICO within 61 days of the date such notice is sent to the Owner. (See "The Policy--Policy Lapse and Reinstatement".)

     EFFECT ON INVESTMENT EXPERIENCE. A Policy Loan will have an effect on the Cash Value of a Policy. The collateral for the loan (the amount held in the General Account) does not participate in the experience of the Subaccounts while the loan is outstanding. If the amount credited to the General Account is more than the amount that would have been earned in the Subaccounts, the Cash Value will, and the Death Benefit may, be higher as a result of the loan. Conversely, if the amount credited to the General Account is less than would have been earned in the Subaccounts, the Cash Value, as well as the Death Benefit, may be less.

SURRENDER PRIVILEGE

     While the Insured is living and the Policy is in force, the Owner may surrender the Policy for its Surrender Value. To surrender the Policy, the Owner must make written request to KILICO at its Home Office and return the Policy to KILICO. The Surrender Value is equal to the Cash Value less any applicable Surrender Charge and any Debt. (See "Surrender Charge," below.) Partial surrenders are not permitted.

     SURRENDER CHARGE. No sales charge is deducted from any premium payment. However, a contingent deferred sales charge ("Surrender Charge") will be used to cover expenses relating to the sale of the Policy including commissions paid to sales personnel, and other promotion and acquisition expenses. If this Policy is surrendered or if the Cash Value is applied under a Settlement Option (see "General Provisions--Settlement Options"), the amount payable may reflect a deduction for applicable Surrender Charges. A Surrender Charge will not be assessed against Cash Values applied under a Settlement Option if the Policy has been in force for five or more years and the Settlement Option elected provides for benefit payments of at least five years. The amount of the Surrender Charge will be calculated as a percentage of the lesser of premium paid in the first Policy Year or Cash Value under the Policy. The charge decreases from 9% to 0% depending on the length of time between the Policy Date and the date of surrender or application under a Settlement Option, provided, however, that the Surrender Charge will never exceed $60 per $1,000 of initial Death Benefit. During the period from the Policy Date to the first Policy Anniversary, the rate is 9%; on the first Policy Anniversary, the rate decreases to 8%, and on each of the next eight Policy Anniversaries it will decrease an additional 1%. Thus, there will be no Surrender Charge with respect to the premium paid in the first Policy Year beginning on the ninth Policy Anniversary.


     The applicable Surrender Charge will be determined based upon the date of receipt of the written request for surrender.

FREE-LOOK PERIOD AND EXCHANGE RIGHTS

     The Owner may, until the end of the period of time specified in the Policy, examine the Policy and return it for a refund. The applicable period of time will depend on the state in which the Policy is issued; however, it will be at least 10 days from the date the Policy is received by the Owner. The amount of the refund will be the premium paid. An Owner seeking a refund should return the Policy to KILICO at its Home Office or to the agent who sold the Policy.

     The Owner may, while the Policy is in force, exchange it at any time after its issue, for a non-variable permanent fixed benefit life insurance policy then currently being offered by KILICO on the life of the Insured. Such policy would be treated and taxed as a modified endowment contract. No evidence of insurability will be required. During the first two years after the Policy Trade Date, the amount of the new policy may be, at the election of the Owner, either the initial Death Benefit or the same net amount at risk as the Policy on the exchange date. After two years from the Policy Trade Date, the amount of the new policy will be for the same net amount at risk as the Policy on the exchange date. All Debt under the Policy must be repaid and the surrender of the Policy is required before the exchange is made. The Policy Date and issue age will be the same as existed under the Policy.

                             CHARGES AND DEDUCTIONS
COST OF INSURANCE CHARGE

     A monthly deduction is made from the Subaccounts for the cost of insurance to cover KILICO's anticipated mortality costs. The cost of insurance charge is deducted monthly in advance and is allocated among the Subaccounts in proportion to the value of each Subaccount to the Separate Account Value.

     The cost of insurance will be deducted on the Policy Date and on each Monthly Processing Date thereafter. If the Monthly Processing Date falls on a day other than a Valuation Date, the charge will be determined on the next Valuation Date. The cost of insurance charge is determined by multiplying the applicable cost of insurance rate (see below) by the "net amount at risk" for each policy month. The net amount at risk is equal to the Death Benefit minus the Cash Value on the Monthly Processing Date.

     COST OF INSURANCE RATE. The monthly cost of insurance rates are based on the sex, Insurance Age and rate class of the Insured. The monthly cost of insurance rates will be determined by KILICO based on its expectations as to future mortality experience. Any change in the schedule of rates will apply to all individuals of the same class as the Insured. The cost of insurance rate may never exceed those shown in the table of guaranteed maximum cost of insurance rates in the Policy. The guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Smoker and Non-Smoker Mortality Tables, published by the National Association of Insurance Commissioners.

     RATE CLASS. The rate class of an Insured will affect the cost of insurance rate. KILICO currently places Insureds in standard rate classes and rate classes involving a higher mortality risk. The cost of insurance rates for rate classes involving a higher mortality risk are multiples of the standard rates. (See "Charges and Deductions--Cost of Insurance Rate," above.)

MORTALITY AND EXPENSE RISK CHARGE


     A daily charge is deducted from the Subaccounts of the Separate Account for mortality and expense risks assumed by KILICO. This charge will be at an annual rate of 0.90%. This rate is guaranteed not to increase for the duration of the Policy.


     The mortality and expense risk assumed is that KILICO's estimates of longevity and of the expenses incurred over the lengthy period the Policy may be in effect--which estimates are the basis for the level of other charges KILICO makes under the Policy--will not be correct.

OTHER CHARGES


     SURRENDER CHARGE. If the Policy is surrendered or if the Cash Value is applied under a Settlement Option, a Surrender Charge on the lesser of the premium paid in the first Policy Year or the Cash Value under the Policy will be deducted from the amount payable. The charge starts at 9% in the first Policy Year and reduces to 0%, depending on the length of time between the payment and the date of surrender or application under a Settlement Option. Subject to other considerations, the Owner may decide to reduce the potential Surrender Charge by paying less initial premium. The Surrender Charges are intended to compensate KILICO for expenses in connection with the distribution of the Policy. Surrender Charges are described in more detail under "Policy Benefits--Surrender Privilege."


     TAXES. Currently, no charges are made against the Separate Account for Federal, state or other taxes that may be attributable to the Separate Account. KILICO may, however, in the future impose charges for Federal income taxes attributable to the Separate Account. Charges for other taxes, if any, attributable to the Policy may also be made. (See "Federal Tax Matters.")


     CHARGES AGAINST THE FUND. Under the investment advisory agreement between the Fund, on behalf of the Portfolios, and ZKI, ZKI provides investment advisory services for the Portfolios. The Fund is responsible for the advisory fee and all its other expenses. The investment advisory fee differs with respect to each of the Portfolios of the Fund and is described beginning on page 5 of this Prospectus. For more information concerning the investment advisory fee and other charges against the Portfolios of the Fund, see the prospectus for the Fund and the Statement of Additional Information available upon request.


     REDUCTION OF CHARGES. KILICO may reduce certain charges and the minimum initial premium in special circumstances that result in lower sales, administrative, or mortality expenses. For example, special circumstances may exist in connection with group or sponsored arrangements, sales to KILICO policyowners, or sales to employees or clients of members of the Kemper group of companies. The amounts of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the different mortality experience expected as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected Owners and owners of all other policies funded by the Separate Account.

                               GENERAL PROVISIONS

SETTLEMENT OPTIONS

     The Owner, or Beneficiary at the death of the Insured, may elect to have all of the Death Benefit or Surrender Value of this Policy paid in a lump sum or have the amount applied to one of the Settlement Options. The minimum amount that may be placed under a Settlement Option is $4,000 unless KILICO consents to a lesser amount. Payments under these options will not be affected by the investment experience of the Separate Account after proceeds are applied under a Settlement Option. Payment will be made as elected by the payee on a monthly, quarterly, semi-annual or annual basis. If the amount of any payment under a Settlement Option is less than $100, KILICO may increase the interval between payments to a quarterly, semi-annual or annual payment to make the payment at least $100.


     The Cash Value on the day immediately preceding the date on which the first benefit payment is due shall first be reduced by any applicable Surrender Charge and Debt. The Surrender Value shall be used to determine the benefit payment. For Settlement Options 1 through 5, the payment shall be based upon the Settlement Option elected in accordance with the appropriate Settlement Option table.


     OPTION 1--INCOME FOR SPECIFIED PERIOD. KILICO will pay income for the period and payment mode elected but not less than 3 years nor more than 30 years.

     OPTION 2--LIFE INCOME. KILICO will pay a monthly income to the payee during the payee's lifetime. If this Option is elected, annuity payments terminate automatically and immediately on the death of the annuitant without regard to the number or total amount of payments made. Thus, it is possible for an individual to receive only one payment if death occurred prior to the date the second payment was due.

     OPTION 3--LIFE INCOME WITH INSTALLMENTS GUARANTEED. KILICO will pay a monthly income for the guaranteed period elected and thereafter for the remaining lifetime of the payee. The period elected may only be 5, 10, 15 or 20 years.

     OPTION 4--JOINT AND SURVIVOR ANNUITY. KILICO will pay the full monthly income while both payees are living. Upon the death of either payee, the income will continue during the lifetime of the surviving payee. The surviving payee's income shall be the percentage of such full amount chosen at the time of election of this option. Annuity payments terminate automatically and immediately upon the death of the surviving payee without regard to the number or total amount of payments received.

     OPTION 5--PENSION AND SURVIVOR ANNUITY. KILICO will pay the full monthly income during the lifetime of the primary payee. Such payments will continue whether or not the secondary payee is living. If the primary payee dies before the secondary payee dies, the benefits will continue during the lifetime of the secondary payee. However, such benefits will be for the percentage chosen for such continuation at the time this option is elected. Annuity payments terminate automatically and immediately upon the death of the surviving payee without regard to the number or total amount of payments received.

     OPTION 6--INCOME OF SPECIFIED AMOUNT. KILICO will pay the amount elected for as long as the amount applied and interest will last. The minimum income which may be elected is $10.00 per month for each $1,000 applied.

     OPTION 7--PROCEEDS LEFT AT INTEREST. KILICO will hold the amount applied on deposit, subject to any withdrawal limits stated in the supplementary contract. Interest will be paid on the amount deposited.

     KILICO consent is necessary for any other payment methods.


     Interest on funds held by KILICO under Settlement Options 1, 6 and 7 shall be at the rate of 4% per year. The sums payable under Settlement Options 2, 3, 4 and 5 are based on the 1971 Individual Annuity Mortality Tables, male and female, at 4% interest per year, unless otherwise required by law. Interest shall be compounded annually. Additional interest, if any, will be paid as determined by KILICO, in its sole discretion.


POSTPONEMENT OF PAYMENTS

     GENERAL. Payment of any amount due upon: (a) Policy termination at the Maturity Date, (b) surrender of the Policy, (c) payment of any Policy loan, or
(d) death of the Insured, may be postponed whenever:


          (1) The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Commission;



          (2) The Commission by order permits postponement for the protection of Owners; or



          (3) An emergency exists, as determined by the Commission, as a result of which disposal of securities of the Fund is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Separate Account.


     Transfers may also be postponed under these circumstances.

     PAYMENT NOT HONORED BY BANK. The portion of any payment due under the Policy which is derived from any amount paid to KILICO by check or draft may be postponed until such time as KILICO determines that such instrument has been honored by the bank upon which it was drawn.

THE CONTRACT

     The Policy, any endorsements, and the application constitute the entire contract between KILICO and the Owner. All statements made by the Insured or contained in the application will, in the absence of fraud or misrepresentation, be deemed representations and not warranties.

     Only the President, the Secretary, or an Assistant Secretary of KILICO is authorized to change or waive the terms of a Policy. Any change or waiver must be in writing and signed by one of those persons.

MISSTATEMENT OF AGE OR SEX

     If the age or sex of the Insured is misstated, the Cash Value and Death Benefit will be recalculated from the Policy Date based on the correct sex and age.

SUICIDE

     Suicide by the Insured, while sane or insane, within two years from the Policy Date of the Policy is a risk not assumed under the Policy. KILICO's liability for such suicide is limited to the Cash Value less any Debt. When the laws of the state in which a Policy is delivered require less than a two year period, or return of premium paid, the period or amount paid will be as stated in such laws.

ASSIGNMENT

     No assignment of a Policy is binding on KILICO until it is received by KILICO at its Home Office. KILICO assumes no responsibility for the validity of the assignment. Any claim under an assignment is subject to proof of the extent of the interest of the assignee. If this Policy is assigned, the rights of the Owner and Beneficiary are subject to the rights of the assignee of record.

NONPARTICIPATING

     This Policy will not pay dividends. It will not participate in any of KILICO's surplus or earnings.

OWNER AND BENEFICIARY

     The Owner may, at any time during the life of the Insured and while the Policy is in force, designate a new Owner.

     Primary and secondary Beneficiaries may be designated by the Owner in the application. If changed, the primary or secondary Beneficiary is as shown in the latest change filed with KILICO. If no Beneficiary survives the Insured, the Insured's estate will be the Beneficiary. The interest of any Beneficiary may be subject to that of an assignee.

     Any change of Owner or Beneficiary must be made in writing in a form acceptable to KILICO. The change will take effect as of the date the request is signed. KILICO will not be liable for any payment made or other action taken before the notice has been received at KILICO's Home Office.

RECORDS AND REPORTS

     KILICO will maintain all records relating to the Separate Account. KILICO will send Owners, at their last known address of record, an annual report stating the Death Benefit, the Accumulation Unit Value, the Cash Value and Surrender Value under the Policy, and indicating any additional premium payments, transfers, Policy loans and repayments and charges made during the Policy Year. Owners will also be sent annual and semi-annual reports for the Fund to the extent required by the 1940 Act.

WRITTEN NOTICES AND REQUESTS

     Any written notice or request to be sent to KILICO should be sent to its Home Office, 1 Kemper Drive, Long Grove, Illinois 60049. The notice or request should include the Policy number and the Insured's full name. Any notice sent by KILICO to an Owner will be sent to the address shown in the application unless an address change has been filed with KILICO.

                            DISTRIBUTION OF POLICIES

     The Policy is sold by licensed insurance representatives who represent KILICO and who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The Policy is distributed through the principal underwriter, Investors Brokerage Services, Inc. ("IBS"), a wholly owned subsidiary of KILICO.


     Gross commissions paid by KILICO on the sale of the Policy plus fees for marketing services provided by affiliates of KILICO are not more than 6.75%. In lieu of part of the 6.75%, a service fee at an annual rate of .25 of 1% on assets which have been maintained and serviced may also be paid to the principal underwriter or the licensed broker-dealers. Firms to which service fees and commissions may be paid include affiliated broker-dealers. In addition to the commissions described above, KILICO may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation, to licensed broker-dealers that sell the Policies. In some instances, such other incentives may be offered only to certain licensed broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Policy or other contracts issued by KILICO. The aggregate amount of gross commissions paid by KILICO on the sale of the Policy was $2,415, $2,231 and $25,764 in 1996, 1995 and 1994, respectively.

                              FEDERAL TAX MATTERS


     The ultimate effect of Federal income taxes on the Policy, on Settlement Options and on the economic benefit to the Owner, Beneficiary or payee depends on KILICO's tax status, and upon the tax status of the individual concerned.


KILICO'S TAX STATUS

     Under current interpretations of Federal income tax law, KILICO is taxed as a life insurance company and the operations of the Separate Account are treated as part of the total operations of KILICO. The operations of the Separate Account do not materially affect KILICO's Federal income tax liability because KILICO is allowed a deduction to the extent that net investment income of the Separate Account is applied to increase Owners' equity. KILICO may incur state and local taxes attributable to the Separate Account. At present, these taxes are not significant. Accordingly, KILICO does not charge or credit the Separate Account for Federal, state or local taxes. Thus, the Separate Account may realize net investment income, such as interest, dividends or capital gains, and reinvest such income all without tax consequences to the Separate Account.

     If there is a material change in applicable Federal, state or local law, however, charges or credits may be made to the Separate Account for Federal, state or local taxes, or reserves for such taxes, if any, attributable to the Separate Account. Such charges or credits will be determined independent of the taxes actually paid by KILICO.

TAX STATUS OF THE POLICY

     The Technical and Miscellaneous Revenue Act of 1988 altered the Federal income tax treatment of loans and predeath distributions under life insurance policies classified as "modified endowment contracts."

     A Policy entered into on or after June 21, 1988 is considered a modified endowment contract. Further, a Policy entered into before June 21, 1988 is considered a modified endowment contract if the Death Benefit payable under the Policy is increased on or after June 21, 1988 as a result of the payment of additional premium and the Owner did not have a unilateral right before June 21, 1988 to obtain such increase without providing additional evidence of insurability. Finally, a Policy is considered a modified endowment contract if the Death Benefit increases by more than $150,000 over the Death Benefit on October 20, 1988 and, on or after the date of such increase, there is a "material change" to the Policy. A material change does not include an increase in the Death Benefit, if the increase is attributable to (1) premiums necessary to fund the Death Benefit as of October 20, 1988 increased by $150,000, or (2) the crediting of earnings with respect to such premiums. An exchange of a policy entered into before June 21, 1988 under section 1035 of the Internal Revenue Code is considered a material change, but does not cause the new policy to be treated as a modified endowment contract so long as no additional premiums are paid.

     A Policy treated as a modified endowment contract is subject to the following rules:

     First, the amount of a Policy loan (or, if a Policy is assigned or pledged, the amount of Cash Value assigned or pledged) is considered received by the Owner and is included in the Owner's Federal gross income to the extent that the Cash Value exceeds the Owner's investment in the Policy. The Owner's investment in the Policy is the initial premium (or, if a Policy is issued in exchange for another policy under section 1035 of the Internal Revenue Code, the Owner's investment in the other policy), increased by additional premiums and by amounts included in the Owner's gross income.

     Second, all modified endowment contracts issued by KILICO (or an affiliate) to the same Owner during a calendar year are to be aggregated and considered a single contract for purposes of determining the amount includible in gross income. Under this rule, amounts received by the Owner are includible in gross income to the extent that total cash value exceeds total investment in such aggregated contracts.

     Third, the portion of any amount considered received by the Owner that is includible in gross income is subject to an additional 10-percent tax. The additional tax does not apply to any amount that is (1) received on or after the date the Owner attains age 59 1/2; (2) distributed as a result of the Owner becoming disabled; or (3) one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (of life expectancy) of the Owner or the joint lives (or life expectancies) of the Owner and the Owner's beneficiary.

     The United States Congress may in the future consider additional legislation that, if enacted, could adversely affect the tax treatment of life insurance policies, including loans and other distributions and undistributed appreciation. There is no way of predicting whether, when or in what form Congress will enact any such proposal or any other legislation affecting life insurance policies. Any such legislation could have retroactive effect regardless of the date of enactment.

     The Policy is a life insurance contract for Federal income tax purposes under current Section 7702 of the Internal Revenue Code. As such, the Death Benefit is excludable from the gross income of the Beneficiary. Also, the Owner is not deemed to be in constructive receipt of the Cash Value, including increments thereon, until a distribution occurs through a loan or actual surrender. Interest paid on a loan under the Policy is not deductible by the individual Owner. Section 7702 of the Internal Revenue Code imposes certain conditions with respect to premiums received under the Policy. KILICO intends to monitor the premiums to assure compliance.

     If there is a surrender or exchange of a Policy, KILICO may be required to withhold Federal income tax from the portion of the money received that is includable in the Owner's Federal gross income. An Owner may, however, make an election not to have such tax withheld but the election must be made before KILICO makes payment.

     Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner and Beneficiary.

     The Secretary of the Treasury has issued final regulations establishing diversification provisions for variable life insurance contracts. Failure to meet the diversification requirements could result in taxation of KILICO and immediate taxation of the Owner of the Policy to the extent of appreciation on the Owner's investment. KILICO will monitor compliance with these tests. A special test exists for variable life insurance contracts that invest in United States Treasury obligations. A separate account that issues variable life insurance contracts need not meet the diversification test to the extent that it invests in securities issued by the United States Treasury.

OTHER CONSIDERATIONS


     Because of the complexity of the law in its application to a specific individual, tax advice may be needed by a person contemplating purchase of a Policy or the exercise of elections under a Policy. The above comments concerning the Federal income tax consequences are not exhaustive and are not intended as tax advice. Counsel and other competent advisers should be consulted for more complete information. This discussion is based on KILICO's understanding of Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations. KILICO also believes the Policy meets other requirements concerning Owner control over investments. However, the Secretary of the Treasury has not issued regulations on this subject. Such regulations, if adopted, could include requirements not included in the Policy. Because the guidance has not been published, there can be no assurance as to content or even whether application will be prospective only. KILICO will make modifications to the Policy to comply with such regulations.


                              LEGAL CONSIDERATIONS


     On July 6, 1983, the Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. The Policy described in this Prospectus contains cost of insurance rates that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Federal, state and local laws, including Title VII of the Civil Rights Act, the Equal Pay Act, and NORRIS and subsequent cases on any employment-related insurance or fringe benefit program before purchasing this Policy.


                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS


     KILICO holds the assets of the Separate Account. The assets are kept segregated and held separate and apart from the general funds of KILICO. KILICO maintains records of all purchases and redemptions of the shares of each Portfolio of the Fund by each of the Subaccounts.


                                 VOTING RIGHTS

     To the extent required by law, KILICO will vote the Fund's shares held in the Separate Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result KILICO determines that it is permitted to vote the Fund's shares in its own right, it may elect to do so.

     Owners of all Policies participating in each Subaccount shall have voting rights with respect to that Subaccount, based upon each Owner's proportionate interest in that Subaccount as measured by units.

     Each person having a voting interest in a Subaccount will receive proxy material, reports, and other materials relating to the appropriate Portfolio of the Fund.


     KILICO will vote shares of the Fund for which it has not received timely instructions in proportion to the voting instructions that KILICO has received with respect to all variable policies participating in a Portfolio. KILICO will also vote any Fund shares attributed to amounts it has accumulated in the Subaccounts in the same proportions that Owners vote.



     KILICO may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or of one or more of its Portfolios or to approve or disapprove an investment advisory contract for a Portfolio of the Fund. In addition, KILICO itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment adviser of a Portfolio of the Fund if KILICO reasonably disapproves of such changes. A proposed change would be disapproved only if the change is contrary to state law or prohibited by state regulatory authorities, or if KILICO determines that the change would have an adverse effect on its General Account in that the proposed investment policy for a Portfolio may result in overly speculative or unsound investments. In the event KILICO does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.


                           STATE REGULATION OF KILICO

     KILICO, a stock life insurance company organized under the laws of Illinois, is subject to regulation by the Illinois Department of Insurance. An annual statement is filed with the Director of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of KILICO as of December 31st of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of KILICO and the Separate Account and certifies to their adequacy, and a full examination of KILICO's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

     In addition, KILICO is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

                        DIRECTORS AND OFFICERS OF KILICO

     The directors and principal officers of KILICO are listed below together with their current positions and their other business experience during the past five years. The address of each officer and director is 1 Kemper Drive, Long Grove, Illinois 60049.


           NAME AND AGE
       POSITION WITH KILICO
         YEAR OF ELECTION              OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR MORE
       --------------------            -----------------------------------------------------
John B. Scott (52)                  Chief Executive Officer, President and Director of Federal
Chief Executive Officer since       Kemper Life Assurance Company (FKLA) and Fidelity Life
February 1992. President since      Association (FLA) since 1988. Chief Executive Officer,
November 1993. Director since       President and Director of Zurich Life Insurance Company of
1992.                               America (ZLICA) and Zurich Direct, Inc. (ZD) since March
                                    1996. Chairman of the Board and Director of Investors
                                    Brokerage Services, Inc. (IBS) and Investors Brokerage
                                    Services Insurance Agency, Inc. (IBSIA) since 1993. Chairman of the Board of FKLA and FLA from April 1988 to January
                                    1996. Chairman of the Board of KILICO from February 1992 to
                                    January 1996. Executive Vice President and Director of
                                    Kemper Corporation (K-Corp.) from January 1994 and March
                                    1996, respectively. Executive Vice President of Kemper
                                    Financial Companies, Inc. from January 1994 to January 1996 and Director from 1992 to January 1996.

Eliane C. Frye (49)                 Executive Vice President of FKLA and FLA since 1995.
Executive Vice President since      Executive Vice President of ZLICA and ZD since March 1996.
1995.                               Director of IBS and IBSIA since 1995. Senior Vice President of KILICO, FKLA and FLA from 1993 to 1995. Vice President of
                                    FKLA and FLA from 1988 to 1993.

Frederick L. Blackmon (45)          Senior Vice President and Chief Financial Officer of FKLA
Senior Vice President and Chief     since December 1995. Senior Vice President and Chief
Financial Officer since December    Financial Officer of FLA since January 1996. Senior Vice
1995.                               President and Chief Financial Officer of ZLICA since March
                                    1996. Senior Vice President, Chief Financial Officer and
                                    Director of ZD since March 1996. Treasurer and Chief
                                    Financial Officer of K-Corp. since January 1996. Chief
                                    Financial Officer of Alexander Hamilton Life Insurance
                                    Company from April 1989 to November 1995.

James C. Harkensee (38)             Senior Vice President of FKLA and FLA since January 1996.
Senior Vice President since         Senior Vice President of ZLICA since 1995. Senior Vice
January 1996.                       President of ZD since 1995. Vice President of ZLICA from
                                    1992 to 1995. Chief Actuary of ZLICA from 1991 to 1994.
                                    Assistant Vice President of ZLICA from 1990 to 1992. Vice
                                    President of ZD from 1994 to 1995.

James E. Hohmann (41)               Senior Vice President and Chief Actuary of FKLA since
Senior Vice President and Chief     December 1995. Senior Vice President and Chief Actuary of
Actuary since December 1995.        FLA since January 1996. Senior Vice President and Chief
                                    Actuary of ZLICA since March 1996. Senior Vice President,
                                    Chief Actuary and Director of ZD since March 1996. Managing
                                    Principal (Partner) of Tillinghast-Towers Perrin from
                                    January 1991 to December 1995. Consultant/Principal
                                    (Partner) of Tillinghast-Towers Perrin from November 1986 to
                                    January 1991.

Edward K. Loughridge (42)           Senior Vice President and Corporate Development Officer of
Senior Vice President and           FKLA and FLA since January 1996. Senior Vice President and
Corporate Development Officer       Corporate Development Officer for ZLICA and ZD since March
since January 1996.                 1996. Senior Vice President of Human Resources of
                                    Zurich-American Insurance Group from February 1992 to March
                                    1996.

           NAME AND AGE
       POSITION WITH KILICO
         YEAR OF ELECTION              OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR MORE
       --------------------            -----------------------------------------------------
Debra P. Rezabek (41)               Senior Vice President of FKLA and FLA since March 1996.
Senior Vice President since 1996.   Corporate Secretary of FKLA and FLA since January 1996. Vice
General Counsel since 1992.         President of KILICO, FKLA and FLA since 1995. General
Corporate Secretary since January   Counsel and Director of Government Affairs of FKLA and FLA
1996.                               since 1992 and of KILICO since 1993. Senior Vice President,
                                    General Counsel and Corporate Secretary of ZLICA since March
                                    1996. Senior Vice President, General Counsel, Corporate
                                    Secretary and Director of ZD since March 1996. Secretary of
                                    IBS and IBSIA since 1993. Director of IBS and IBSIA from
                                    1993 to 1996. Assistant General Counsel of FKLA and FLA from
                                    1988 to 1992. General Counsel and Assistant Secretary of
                                    KILICO, FKLA and FLA from 1992 to 1996. Assistant Secretary of K-Corp. since January 1996.

George Vlaisavljevich (54)          Senior Vice President of FKLA, FLA and ZLICA since October
Senior Vice President since         1996. Director of IBS and IBSIA since October 1996.
October 1996.                       Executive Vice President of The Copeland Companies from
                                    April 1983 to September 1996.

Loren J. Alter (58)                 Director of FKLA, FLA and Zurich Kemper Investments, Inc.
Director since January 1996.        (ZKI) since January 1996. Director of ZLICA since May 1979.
                                    Executive Vice President of Zurich Insurance Company since
                                    1979. President, Chief Executive Officer and Director of
                                    K-Corp. since January 1996.

William H. Bolinder (53)            Chairman of the Board and Director of FKLA and FLA since
Chairman of the Board and Director  January 1996. Chairman of the Board of ZLICA and ZD since
since January 1996.                 March 1995. Chairman of the Board of K-Corp. since January
                                    1996. Vice Chairman and Director of ZKI since January 1996.
                                    Member of the Corporate Executive Board of Zurich Insurance
                                    Group since October 1994. Chairman of the Board of American
                                    Guarantee and Liability Insurance Company, Zurich American
                                    Insurance Company of Illinois, American Zurich Insurance
                                    Company and Steadfast Insurance Company since 1995. Chief
                                    Executive Officer of American Guarantee and Liability
                                    Insurance Company, Zurich American Insurance Company of
                                    Illinois, American Zurich Insurance Company and Steadfast
                                    Insurance Company from 1986 to June 1995. President of
                                    Zurich Holding Company of America since 1986. Manager of
                                    Zurich Insurance Company, U.S. Branch since 1986.
                                    Underwriter for Zurich American Lloyds since 1986.

Daniel L. Doctoroff (38)            Director of FKLA, FLA and K-Corp. since January 1996.
Director since January 1996.        Director of ZLICA since March 1996. Managing Partner of
                                    Insurance Partners Advisors, L.P. since February 1994. Vice
                                    President of Keystone, Inc. since October 1992. Managing
                                    Director of Rosecliff Inc./Oak Hill Partners, Inc. since
                                    August 1987. Director of Bell & Howell Company since 1989;
                                    Specialty Foods Corporation since 1993; and Capstar Hotel
                                    Company since 1995.

Steven M. Gluckstern (45)           Director of FKLA, FLA and K-Corp. since January 1996.
Vice Chairman and Director since    Director of ZLICA since March 1996. Vice Chairman of FKLA
January 1996.                       and FLA since January 1996. Member of the Corporate
                                    Executive Board of Zurich Insurance Group since March 1997.
                                    Chairman of the Board and Director of ZKI since January
                                    1996. Chairman of the Board and Chief Executive Officer of
                                    Zurich Reinsurance Centre, Inc. since May 1993. President of
                                    Centre Re, Bermuda from December 1986 to May 1993.

           NAME AND AGE
       POSITION WITH KILICO
         YEAR OF ELECTION              OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR MORE
       --------------------            -----------------------------------------------------
Markus Rohrbasser (42)              Director of FKLA, FLA and ZLICA since May 1997. Chief
Director since May 1997.            Financial Officer and Member of the Corporate Executive
                                    Board of Zurich Insurance Company since January 1997. Member of Enlarged Corporate Executive Board and Chief Executive
                                    Officer of Union Bank of Switzerland (North America) from
                                    1992 to 1997.

Michael P. Stramaglia (37)          Director of FKLA and FLA since January 1996. Director of
Director since January 1996.        ZLICA since March 1996. President of Zurich Life Insurance
                                    Company of Canada (ZLICC) since June 1994. Chief Operating
                                    Officer of ZLICC since March 1997. President of KEZMO,
                                    L.L.C. and President of KEZLI, L.L.C. since 1995. Chief
                                    Executive Officer of ZLICC from June 1994 to March 1997.
                                    Executive Vice President and Chief Operating Officer of
                                    ZLICC from June 1993 to June 1994. Senior Vice President of the Corporate Division of ZLICC from January 1990 to June
                                    1993. Director of ZLICC, Zurich Life of Canada Holdings
                                    Limited, Zurich Indemnity Company of Canada, Zurich Canadian
                                    Holdings Limited, and Zurmex Canada Holdings Limited.

Paul H. Warren (41)                 Director of FKLA, FLA and K-Corp. since January 1996.
Director since January 1996.        Director of ZLICA since March 1996. Partner of Insurance
                                    Partners Advisors, L.P. since March 1994. Managing Director of International Insurance Advisors since March 1992. Vice
                                    President of J.P. Morgan from June 1986 to March 1992.
                                    Director of Unionamerica Holdings plc since June 1993;
                                    Unionamerica Insurance Company since September 1993; Tarquin plc since November 1994; Charman Underwriting Agencies Ltd.
                                    since November 1994; and Corporate Health Dimensions since
                                    March 1997.

                                 LEGAL MATTERS


     All matters of Illinois law pertaining to the Policy, including the validity of the Policy and KILICO's right to issue the Policy under Illinois Insurance Law, have been passed upon by Debra P. Rezabek, Senior Vice President, General Counsel, and Corporate Secretary of KILICO. Katten Muchin & Zavis, Washington, D.C., has advised KILICO on certain legal matters concerning Federal securities laws applicable to the issue and sale of Policies.


                               LEGAL PROCEEDINGS

     There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. KILICO is not a party in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS


     The consolidated balance sheets of KILICO as of December 31, 1996 and January 4, 1996 and the related consolidated statements of operations, stockholder's equity, and cash flows for the periods from January 4, 1996 to December 31, 1996 and for each of the years in the two year period ended December 31, 1995 and the statements of assets and liabilities and policy owners' equity of the Separate Account as of December 31, 1996 and the related statements of operations for the year then ended, and the statements of changes in policy owners' equity for the years ended December 31, 1996 and 1995 have been included herein and in the registration statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The report of KPMG Peat Marwick LLP covering KILICO's financial statements contains an explanatory paragraph that states as a result of the acquisition of its parent, Kemper Corporation, the consolidated financial information for the periods after the acquisition is presented on a different cost basis than that for the periods before the acquisition and, therefore, is not comparable.



     Actuarial matters included in this prospectus have been examined by Steven
D. Powell, FSA as stated in the opinion filed as an exhibit to the Registration Statement.


                             REGISTRATION STATEMENT

     A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies. For further information concerning the Separate Account, KILICO and the Policy, reference is made to the Registration Statement as amended with exhibits. Copies of the Registration Statement are available from the Commission.

                              FINANCIAL STATEMENTS

     The financial statements of KILICO that are included should be considered only as bearing upon KILICO's ability to meet its contractual obligations under the Policy. KILICO's financial statements do not bear on the investment experience of the assets held in the Separate Account.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                          INDEPENDENT AUDITORS' REPORT



THE BOARD OF DIRECTORS


KEMPER INVESTORS LIFE INSURANCE COMPANY:



     We have audited the accompanying statements of assets and liabilities and policy owners' equity of the Money Market Subaccount, Total Return Subaccount, High Yield Subaccount, Growth Subaccount, and Government Securities Subaccount of KILICO Variable Separate Account (the Account) as of December 31, 1996 and the related statements of operations for the year then ended, and the statements of changes in policy owners' equity for each of the years in the two-year period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.



     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1996 by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Money Market Subaccount, Total Return Subaccount, High Yield Subaccount, Growth Subaccount, and Government Securities Subaccount at December 31, 1996 and the results of their operations, and changes in their policy owners' equity for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



                                            KPMG PEAT MARWICK LLP


Chicago, Illinois


March 26, 1997

KILICO VARIABLE SEPARATE ACCOUNT


STATEMENTS OF ASSETS AND LIABILITIES AND POLICY OWNERS' EQUITY



DECEMBER 31, 1996

(IN THOUSANDS)


                                                            MONEY          TOTAL                                    GOVERNMENT
                                                            MARKET         RETURN       HIGH YIELD      GROWTH      SECURITIES
                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                          ----------     ----------     ----------    ----------    ----------
ASSETS
  Investments in underlying portfolio funds, at
    current value.....................................      $1,038         3,097          1,507         2,362         3,990
  Dividends and other receivables.....................           3            --              3            --             2
                                                            ------         -----          -----         -----         -----
        Total assets..................................       1,041         3,097          1,510         2,362         3,992
LIABILITIES AND POLICY OWNERS' EQUITY
  Liabilities:
    Mortality and expense risk charges................           4             6             --             2             6
    Other.............................................          --            --              2            --             1
                                                            ------         -----          -----         -----         -----
        Total liabilities.............................           4             6              2             2             7
                                                            ------         -----          -----         -----         -----
  Policy owners' equity...............................      $1,037         3,091          1,508         2,360         3,985
                                                            ======         =====          =====         =====         =====
ANALYSIS OF POLICY OWNERS' EQUITY
  Excess of proceeds from units sold over payments for
    units redeemed....................................      $  519         1,316            669         1,077         2,052

  Accumulated net investment income...................         518           819            745           479         1,352

  Accumulated net realized gain on sales of
    investments.......................................          --           457             12           617           275

  Unrealized appreciation of investments..............          --           499             82           187           306
                                                            ------         -----          -----         -----         -----

  Policy owners' equity...............................      $1,037         3,091          1,508         2,360         3,985
                                                            ======         =====          =====         =====         =====



See accompanying notes to financial statements.

KILICO VARIABLE SEPARATE ACCOUNT


STATEMENTS OF OPERATIONS



FOR THE YEAR ENDED DECEMBER 31, 1996

(IN THOUSANDS)


                                                         MONEY                                                   GOVERNMENT
                                                         MARKET      TOTAL RETURN    HIGH YIELD      GROWTH      SECURITIES
                                                       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                       ----------    ------------    ----------    ----------    ----------
Dividends and capital gains distributions..........       $58            166            170            280           287
Mortality and expense risk charges.................        12             24             16             19            36
                                                          ---            ---            ---           ----          ----
Net investment income..............................        46            142            154            261           251
                                                          ---            ---            ---           ----          ----
Net realized and unrealized gain on investments:
  Net realized gain on sales of investments........        --            128              9            397            17
  Change in unrealized appreciation (depreciation)
    of investments.................................        --            117             34           (228)         (203)
                                                          ---            ---            ---           ----          ----
Net realized and unrealized gain (loss) on
  investments......................................        --            245             43            169          (186)
                                                          ---            ---            ---           ----          ----
Net increase in policy owners' equity resulting
  from operations..................................       $46            387            197            430            65
                                                          ===            ===            ===           ====          ====



See accompanying notes to financial statements.

KILICO VARIABLE SEPARATE ACCOUNT


STATEMENTS OF CHANGES IN POLICY OWNERS' EQUITY



FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

(IN THOUSANDS)


                                                                    MONEY MARKET
                                                                     SUBACCOUNT
                                                                --------------------
                                                                 1996          1995
                                                                 ----          ----
Operations:
  Net investment income.....................................    $   46            68
  Net realized gain on sales of investments.................        --            --
  Change in unrealized appreciation (depreciation)
    of investments..........................................        --            --
                                                                ------         -----
    Net increase in policy owners' equity
      resulting from operations.............................        46            68
                                                                ------         -----
Account unit transactions:
  Proceeds from units sold..................................       270            76
  Net transfers (to) from subaccounts.......................        55          (348)
  Payments for units redeemed...............................      (336)         (104)
                                                                ------         -----
    Net increase (decrease) in policy owners' equity
      from account unit transactions........................       (11)         (376)
                                                                ------         -----
Total increase (decrease) in policy owners' equity..........        35          (308)
Policy owners' equity:
  Beginning of year.........................................     1,002         1,310
                                                                ------         -----
  End of year...............................................    $1,037         1,002
                                                                ======         =====



See accompanying notes to financial statements.

                                                 GOVERNMENT
TOTAL RETURN     HIGH YIELD        GROWTH        SECURITIES
 SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
-------------   -------------   -------------   -------------
1996    1995    1996    1995    1996    1995    1996    1995
----    ----    ----    ----    ----    ----    ----    ----
  142      47     154      75     261     102     251     214
  128      14       9      54     397      31      17      45
  117     442      34     106    (228)    301    (203)    404
-----   -----   -----   -----   -----   -----   -----   -----
  387     503     197     235     430     434      65     663
-----   -----   -----   -----   -----   -----   -----   -----
   43      --       6      17     121       3      22      12
  484      72    (567)    270      65     508     (37)   (502)
 (376)   (146)   (217)   (147)   (179)   (143)   (162)   (251)
-----   -----   -----   -----   -----   -----   -----   -----
  151     (74)   (778)    140       7     368    (177)   (741)
-----   -----   -----   -----   -----   -----   -----   -----
  538     429    (581)    375     437     802    (112)    (78)
2,553   2,124   2,089   1,714   1,923   1,121   4,097   4,175
-----   -----   -----   -----   -----   -----   -----   -----
3,091   2,553   1,508   2,089   2,360   1,923   3,985   4,097
=====   =====   =====   =====   =====   =====   =====   =====

KILICO VARIABLE SEPARATE ACCOUNT


NOTES TO FINANCIAL STATEMENTS


(1) GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION


     KILICO Variable Separate Account (the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended, established by Kemper Investors Life Insurance Company ("KILICO"). KILICO, a wholly-owned subsidiary of Kemper Corporation, was acquired by an investor group led by Zurich Insurance Company ("Zurich") on January 4, 1996.



     The Separate Account receives and invests premiums under certain variable life insurance policies ("Policy"). The Separate Account is divided into five Subaccounts and each Subaccount invests exclusively in a corresponding Portfolio of the Investors Fund Series (The "Fund"), an open-end diversified management investment company. The Fund has added additional Subaccounts, which are not available investment vehicles to certain policy owners of the Separate Account.



ESTIMATES



     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent amounts at the date of the financial statements. As a result, actual results reported as income and expenses could differ from the estimates reported in the accompanying financial statements.


SECURITY VALUATION


     The investments are stated at current value which is based on the closing bid price, net asset value, at December 31, 1996.


SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Security transactions are accounted for on the trade date (date when KILICO accepts risks of providing insurance coverage to the insured). Dividends and capital gains distributions are recorded as income on the ex-dividend date. Realized gains and losses from security transactions are reported on an identified cost basis.

ACCOUNT UNIT TRANSACTIONS

     Proceeds from a Policy are automatically allocated to the Money Market Subaccount on the trade date for a 15 day period. At the end of this period, the Separate Account value (cash value) may be allocated to other Subaccounts as designated by the owner of the Policy.

ACCUMULATION UNIT VALUATION

     On each day the New York Stock Exchange (the "Exchange") is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (Chicago time) or the close of the Exchange by dividing the total value of each Subaccount's investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective Subaccount.

FEDERAL INCOME TAXES

     The operations of the Separate Account are included in the Federal income tax return of KILICO. Under existing Federal income tax law, investment income and realized capital gains and losses of the Separate Account increase liabilities under the policy and are, therefore, not taxed. Thus the Separate Account may realize net investment income and capital gains and losses without Federal income tax consequences.

(2) SUMMARY OF INVESTMENTS


     Investments, at cost, at December 31, 1996, are as follows (in thousands):



                                                              SHARES
                                                              OWNED        COST
                                                              ------      -------
  INVESTMENT PORTFOLIO
  Kemper Investors Fund Money Market Portfolio..............  1,038       $ 1,038
  Kemper Investors Fund Total Return Portfolio..............  1,100         2,598
  Kemper Investors Fund High Yield Portfolio................  1,177         1,425
  Kemper Investors Fund Growth Portfolio....................    700         2,175
  Kemper Investors Fund Government Securities Portfolio.....  3,304         3,684
                                                                          -------
       TOTAL INVESTMENTS....................................              $10,920
                                                                          =======



     The underlying investments are summarized below.



     MONEY MARKET PORTFOLIO: This Portfolio invests primarily in short-term obligations of major banks and corporations.



     TOTAL RETURN PORTFOLIO: This Portfolio's investments will normally consist of fixed-income and equity securities. Fixed-income securities will include bonds and other debt securities and preferred stocks. Equity investments normally will consist of common stocks and securities convertible into or exchangeable for common stocks, however, the Portfolio may also make private placement investments (which are normally restricted securities).



     HIGH YIELD PORTFOLIO: This Portfolio invests in fixed-income securities, a substantial portion of which are high yielding fixed-income securities. These securities ordinarily will be in the lower rating categories of recognized rating agencies or will be non-rated, and generally will involve more risk than securities in the higher rating categories.



     GROWTH PORTFOLIO: This Portfolio's investments normally will consist of common stocks and securities convertible into or exchangeable for common stocks, however, it may also make private placement investments (which are normally restricted securities).



     GOVERNMENT SECURITIES PORTFOLIO: This Portfolio invests primarily in U.S. Government Securities. The Portfolio may also invest in fixed-income securities other than U.S. Government securities and may engage in options and financial futures transactions.


(3) TRANSACTIONS WITH AFFILIATES


     KILICO assesses a monthly charge to the Subaccounts for the cost of insurance. The cost of insurance charge is allocated among the Subaccounts in the proportion of each Subaccount to the Separate Account value. Cost of insurance charges totaled approximately $131,500 and $1,900 for the Select and Power V Variable Universal Life products, respectively for the year ended December 31, 1996. Additionally, KILICO assesses a daily charge to the Subaccounts for mortality and expense risk assumed by KILICO at an annual rate of .90% of assets.



     Proceeds payable on the surrender of a Policy are reduced by the amount of any applicable contingent deferred sales charge. During the year ended December 31, 1996, KILICO received contingent deferred sales charges of approximately $27,800 and $0 for the Select and Power V Variable Universal Life products, respectively.



     Zurich Kemper Investments, Inc. ("ZKI"), formerly Kemper Financial Services, Inc., an affiliated company, is the investment manager of the Portfolios of the Fund which serve as the underlying investments of the Separate Account. In connection with the acquisition of Kemper Corporation on January 4, 1996, Zurich also acquired 100% of ZKI.

(4) POLICY OWNERS' EQUITY



     Policy owners' equity at December 31, 1996 is as follows (in thousands, except unit value; differences are due to rounding):



                                                              NUMBER            POLICY
                                                                OF      UNIT    OWNERS'
                                                              UNITS    VALUE    EQUITY
                                                              ------   -----    -------
SELECT SUBACCOUNT
Money Market Subaccount.....................................    627    $1.567   $   982
Total Return Subaccount.....................................  1,477     2.093     3,091
High Yield Subaccount.......................................    682     2.211     1,508
Growth Subaccount...........................................    846     2.789     2,360
Government Securities Subaccount............................  2,137     1.864     3,985
                                                                                -------
TOTAL SELECT POLICY OWNERS' EQUITY..........................                    $11,926
                                                                                =======



                                                              NUMBER            POLICY
                                                                OF      UNIT    OWNERS'
                                                              UNITS    VALUE    EQUITY
                                                              ------   -----    -------
POWER V SUBACCOUNT
Money Market Subaccount.....................................    55     $1.010   $    55
Total Return Subaccount.....................................    --      1.205        --
High Yield Subaccount.......................................    --      2.809        --
Growth Subaccount...........................................    --      3.364        --
Government Securities Subaccount............................    --      1.278        --
TOTAL POWER V POLICY OWNERS' EQUITY.........................                    $    55
                                                                                =======

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



The Board of Directors and Stockholder


Kemper Investors Life Insurance Company:



     We have audited the accompanying consolidated balance sheets of Kemper Investors Life Insurance Company and subsidiaries as of December 31, 1996 and as of January 4, 1996, and the related consolidated statements of operations, stockholder's equity, and cash flows for the periods from January 4, 1996 to December 31, 1996 (post-acquisition), and for each of the years in the two-year period ended December 31, 1995 (pre-acquisition). These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.



     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



     In our opinion, the aforementioned post-acquisition consolidated financial statements present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company and subsidiaries as of December 31, 1996 and as of January 4, 1996, and the results of their operations and their cash flows for the post-acquisition period, in conformity with generally accepted accounting principles. Further, in our opinion, the aforementioned pre-acquisition consolidated financial statements present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company and subsidiaries and the results of their operations and their cash flows for the pre-acquisition periods, in conformity with generally accepted accounting principles.



     As discussed in Note 1 to the consolidated financial statements, effective January 4, 1996, an investor group as described in Note 1, acquired all of the outstanding stock of Kemper Investors Life Insurance Company in a business combination accounted for as a purchase. As a result of the acquisition, the consolidated financial information for the periods after the acquisition is presented on a different cost basis than that for the periods before the acquisition and, therefore, is not comparable.



                                            KPMG PEAT MARWICK LLP


Chicago, Illinois


March 21, 1997

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                          CONSOLIDATED BALANCE SHEETS


                       (in thousands, except share data)



                                                              DECEMBER 31      JANUARY 4
                                                                 1996             1996
                                                              -----------      ----------
ASSETS
Fixed maturities, available for sale, at fair value (cost:
  December 31, 1996, $3,929,650; January 4, 1996,
  $3,749,323)...............................................  $3,866,431       $3,749,323
Short-term investments......................................      71,696          372,515
Joint venture mortgage loans................................     110,971          110,194
Third-party mortgage loans..................................     106,585          144,450
Other real estate-related investments.......................      50,157           34,296
Policy loans................................................     288,302          289,390
Other invested assets.......................................      23,507           19,215
                                                              ----------       ----------
          Total investments.................................   4,517,649        4,719,383
Cash........................................................       2,776           25,811
Accrued investment income...................................     115,199          104,402
Goodwill....................................................     244,688          254,883
Value of business acquired..................................     189,639          190,222
Deferred insurance acquisition costs........................      26,811           --
Federal income tax receivable...............................       3,840          112,646
Reinsurance recoverable.....................................     427,165          502,836
Receivable on sales of securities...........................      32,569              902
Other assets and receivables................................      30,277           10,540
Assets held in separate accounts............................   2,127,247        1,761,110
                                                              ----------       ----------
          Total assets......................................  $7,717,860       $7,682,735
                                                              ==========       ==========
LIABILITIES
Future policy benefits......................................  $4,256,521       $4,585,148
Ceded future policy benefits................................     427,165          502,836
Benefits and claims payable to policyholders................      36,142            4,535
Other accounts payable and liabilities......................      59,462           30,030
Deferred income taxes.......................................      60,362           53,472
Liabilities related to separate accounts....................   2,127,247        1,761,110
                                                              ----------       ----------
          Total liabilities.................................   6,966,899        6,937,131
                                                              ----------       ----------
Commitments and contingent liabilities
STOCKHOLDER'S EQUITY
Capital stock--$10 par value,
  authorized 300,000 shares; outstanding 250,000 shares.....       2,500            2,500
Additional paid-in capital..................................     761,538          743,104
Unrealized loss on investments..............................     (47,498)          --
Retained earnings...........................................      34,421           --
                                                              ----------       ----------
          Total stockholder's equity........................     750,961          745,604
                                                              ----------       ----------
          Total liabilities and stockholder's equity........  $7,717,860       $7,682,735
                                                              ==========       ==========



See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                     CONSOLIDATED STATEMENTS OF OPERATIONS


                                 (in thousands)



                                                                    YEAR ENDED DECEMBER 31
                                                              -----------------------------------
                                                                               PREACQUISITION
                                                                           ----------------------
                                                                1996         1995          1994
                                                              --------     ---------     --------
REVENUE
Net investment income.......................................  $299,688     $ 348,448     $353,084
Realized investment gains (losses)..........................    13,602      (318,700)     (54,557)
Premium income..............................................     7,822           236        --
Fees and other income.......................................    35,095        38,101       31,950
                                                              --------     ---------     --------
          Total revenue.....................................   356,207        68,085      330,477
                                                              --------     ---------     --------
BENEFITS AND EXPENSES
Benefits and interest credited to policyholders.............   237,349       245,615      248,494
Commissions, taxes, licenses and fees.......................    28,135        31,793       26,910
Operating expenses..........................................    24,678        20,837       25,324
Deferral of insurance acquisition costs.....................   (27,820)      (36,870)     (31,852)
Amortization of insurance acquisition costs.................     2,316        14,423       20,809
Amortization of value of business acquired..................    21,530        --            --
Amortization of goodwill....................................    10,195        --            --
                                                              --------     ---------     --------
          Total benefits and expenses.......................   296,383       275,798      289,685
                                                              --------     ---------     --------
Income (loss) before income tax expense (benefit)...........    59,824      (207,713)      40,792
Income tax expense (benefit)................................    25,403       (74,664)      14,431
                                                              --------     ---------     --------
          Net income (loss).................................  $ 34,421     $(133,049)    $ 26,361
                                                              ========     =========     ========



See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY


                                 (in thousands)



                                                                               PREACQUISITION
                                                                          -------------------------
                                                DECEMBER 31   JANUARY 4   DECEMBER 31   DECEMBER 31
                                                   1996         1996         1995          1994
                                                -----------   ---------   -----------   -----------
CAPITAL STOCK, beginning and end of period....   $  2,500     $  2,500     $   2,500     $   2,500
                                                 --------     --------     ---------     ---------

ADDITIONAL PAID-IN CAPITAL, beginning of
  period......................................    743,104      491,994       491,994       409,423
Capital contributions from parent.............     18,434        --           --            82,500
Adjustment to reflect purchase accounting
  method......................................     --          251,110        --                --
Transfer of limited partnership interest to
  parent......................................     --            --           --                71
                                                 --------     --------     ---------     ---------
          End of period.......................    761,538      743,104       491,994       491,994
                                                 --------     --------     ---------     ---------

UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  beginning of period.........................     --           68,502      (236,443)       93,096
Unrealized gain (loss) on revaluation of
  investments, net............................    (47,498)       --          304,945      (329,539)
Adjustment to reflect purchase accounting
  method......................................     --          (68,502)       --            --
                                                 --------     --------     ---------     ---------
          End of period.......................    (47,498)       --           68,502      (236,443)
                                                 --------     --------     ---------     ---------

RETAINED EARNINGS, beginning of period........     --           42,880       175,929       149,568
Net income (loss).............................     34,421        --         (133,049)       26,361
Adjustment to reflect purchase accounting
  method......................................     --          (42,880)       --            --
                                                 --------     --------     ---------     ---------
          End of period.......................     34,421        --           42,880       175,929
                                                 --------     --------     ---------     ---------

          Total stockholder's equity..........   $750,961     $745,604     $ 605,876     $ 433,980
                                                 ========     ========     =========     =========



See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES


                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                                 (in thousands)



                                                                 YEAR ENDED DECEMBER 31
                                                        -----------------------------------------
                                                                             PREACQUISITION
                                                                        -------------------------
                                                           1996           1995           1994
                                                        -----------     ---------     -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)...................................  $    34,421     $(133,049)    $    26,361
  Reconcilement of net income (loss) to net cash
     provided:
     Realized investment losses (gains)...............      (13,602)      318,700          54,557
     Interest credited and other charges..............      230,298       237,984         242,591
     Deferred insurance acquisition costs.............      (25,504)      (22,447)        (11,043)
     Amortization of value of business acquired.......       21,530        --             --
     Amortization of goodwill.........................       10,195        --             --
     Amortization of discount and premium on
       investments....................................       25,743         4,586          (1,383)
     Deferred income taxes............................         (897)       38,423          20,809
     Net change in Federal income tax receivable......      108,806       (86,990)            809
     Other, net.......................................      (22,283)      (29,905)        (14,161)
                                                        -----------     ---------     -----------
          Net cash provided from operating
            activities................................      368,707       327,302         318,540
                                                        -----------     ---------     -----------
CASH FLOWS FROM INVESTING ACTIVITIES
  Cash from investments sold or matured:
     Fixed maturities held to maturity................      264,383       320,143         144,717
     Fixed maturities sold prior to maturity..........      891,995       297,637         910,913
     Mortgage loans, policy loans and other invested
       assets.........................................      168,727       450,573         536,668
  Cost of investments purchased or loans originated:
     Fixed maturities.................................   (1,369,091)     (549,867)     (1,447,393)
     Mortgage loans, policy loans and other invested
       assets.........................................     (119,044)     (131,966)       (281,059)
  Short-term investments, net.........................      300,819      (168,351)        198,299
  Net change in receivable and payable for securities
     transactions.....................................      (31,667)       (1,397)        (16,553)
  Net reductions in other assets......................          105         1,996           2,678
                                                        -----------     ---------     -----------
          Net cash provided by investing activities...      106,237       218,768          48,270
                                                        -----------     ---------     -----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.........................................      141,159       247,778         215,034
     Withdrawals......................................     (700,084)     (755,917)       (652,513)
  Capital contributions from parent...................       18,434            --          82,500
  Other...............................................       42,512       (35,309)          3,871
                                                        -----------     ---------     -----------
          Net cash used in financing activities.......     (497,979)     (543,448)       (351,108)
                                                        -----------     ---------     -----------
               Net increase (decrease) in cash........      (23,035)        2,622          15,702
CASH, beginning of period.............................       25,811        23,189           7,487
                                                        -----------     ---------     -----------
CASH, end of period...................................  $     2,776     $  25,811     $    23,189
                                                        ===========     =========     ===========



See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



BASIS OF PRESENTATION



     Kemper Investors Life Insurance Company and subsidiaries (the "Company") issues fixed and variable annuity products, variable life, term life and interest-sensitive life insurance products marketed primarily through a network of financial institutions, securities brokerage firms, insurance agents and financial planners. The Company is licensed in the District of Columbia and all states except New York. The Company is a wholly-owned subsidiary of Kemper Corporation ("Kemper"). On January 4, 1996, an investor group comprised of Zurich Insurance Company ("Zurich"), Insurance Partners, L.P. ("IP") and Insurance Partners Offshore (Bermuda), L.P. (together with IP, "Insurance Partners") acquired all of the issued and outstanding common stock of Kemper. As a result of the change in control, Zurich and Insurance Partners own 80 percent and 20 percent, respectively, of Kemper and therefore the Company.



     The financial statements include the accounts of the Company on a consolidated basis. All significant intercompany balances and transactions have been eliminated.



PURCHASE ACCOUNTING METHOD



     The acquisition of the Company on January 4, 1996, was accounted for using the purchase method of accounting. The consolidated financial statements of the Company prior to January 4, 1996, were prepared on a historical cost basis in accordance with generally accepted accounting principles. The accompanying financial statements and notes thereto prepared prior to January 4, 1996 have been labeled "preacquisition". The accompanying consolidated financial statements of the Company as of January 4, 1996 (the acquisition date) and as of and for the year ended December 31, 1996, have been prepared in conformity with the purchase method of accounting. The Company has presented January 4, 1996 (the acquisition date), as the opening purchase accounting balance sheet for comparative purposes throughout the accompanying financial statements and notes thereto.



     Under purchase accounting, the Company's assets and liabilities have been marked to their relative fair market values as of the acquisition date. The difference between the cost of acquiring the Company and the net fair market values of the Company's assets and liabilities as of the acquisition date has been recorded as goodwill. The Company is amortizing goodwill on a straight-line basis over twenty-five years. The allocated cost of acquiring the Company was $745.6 million and the acquisition resulted in goodwill of $254.9 million as of January 4, 1996.



     The Company reviews goodwill to determine if events or changes in circumstances may have affected the recoverability of the outstanding goodwill as of each reporting period. In the event that the Company determines that goodwill is not recoverable, it would amortize such amounts as additional goodwill expense in the accompanying financial statements. As of December 31, 1996, the Company believes that no such adjustment is necessary.



     Purchase accounting adjustments primarily affected the recorded historical values of fixed maturities, mortgage loans, other invested assets, deferred insurance acquisition costs, future policy benefits and deferred income taxes.



     Deferred insurance acquisition costs, and the related amortization thereof, for policies sold prior to January 4, 1996, have been replaced by the value of business acquired.



     The value of business acquired reflects the estimated fair value of the Company's life insurance business in force and represents the portion of the cost to acquire the Company that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected cash flows for the acquired policies.



     A 15 percent discount rate was used to determine such value and represents the rate of return required by Zurich and Insurance Partners to invest in the business being acquired. In selecting the rate of return used to value the policies purchased, the Company considered the magnitude of the risks associated with each of the actuarial assumptions used in determining expected future cash flows, the cost of capital available to fund the acquisition, the perceived likelihood of changes in insurance regulations and tax laws, the complexity of the Company's business, and the prices paid (i.e., discount rates used in determining other life insurance company valuations) on similar blocks of business sold in recent periods.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     The value of the business acquired is amortized over the estimated contract life of the business acquired in relation to the present value of estimated gross profits using current assumptions based on an interest rate equal to the liability or contract rate on the value of business acquired. The estimated amortization and accretion of interest for the value of business acquired for each of the years through December 31, 2001 are as follows:



                                                                                            PROJECTED
                (IN THOUSANDS)                    BEGINNING                  ACCRETION OF    ENDING
            YEAR ENDED DECEMBER 31                 BALANCE    AMORTIZATION     INTEREST      BALANCE
-----------------------------------------------   ---------   ------------   ------------   ---------
1996...........................................   $190,222      $(31,427)      $ 9,897      $168,692
1997...........................................    168,692       (26,330)       10,152       152,514
1998...........................................    152,514       (26,769)        9,085       134,830
1999...........................................    134,830       (26,045)        8,000       116,785
2000...........................................    116,785       (24,288)        6,834        99,331
2001...........................................     99,331       (21,538)        5,867        83,660



     The projected ending balance of the value of business acquired will be further adjusted to reflect the impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio. Such adjustments are not recorded in the Company's net income but rather are recorded as a credit or charge to stockholder's equity, net of income tax. As of December 31, 1996, this adjustment increased the value of business acquired and stockholder's equity by approximately $20.9 million and $13.6 million, respectively.



ESTIMATES



     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements. As further discussed in the accompanying notes to the consolidated financial statements, significant estimates and assumptions affect deferred insurance acquisition costs, the value of business acquired, provisions for real estate-related losses and reserves, other-than-temporary declines in values for fixed maturities, the valuation allowance for deferred income taxes and the calculation of fair value disclosures for certain financial instruments.



LIFE INSURANCE REVENUE AND EXPENSES



     Revenue for annuities and interest-sensitive life insurance products consists of investment income, and policy charges such as mortality, expense and surrender charges. Expenses consist of benefits and interest credited to contracts, policy maintenance costs and amortization of deferred insurance acquisition costs. Also reflected in fees and other income is a ceding commission experience adjustment received in 1995 as a result of certain reinsurance transactions entered into by the Company during 1992. (See note captioned "Reinsurance".)



     Premiums for term life policies are reported as earned when due. Profits for such policies are recognized over the duration of the insurance policies by matching benefits and expenses to premium income.



DEFERRED INSURANCE ACQUISITION COSTS



     The costs of acquiring new business after January 4, 1996, principally commission expense and certain policy issuance and underwriting expenses, have been deferred to the extent they are recoverable from estimated future gross profits on the related contracts and policies. The deferred insurance acquisition costs for annuities, separate account business and interest-sensitive life insurance products are being amortized over the estimated contract life in relation to the present value of estimated gross profits. Deferred insurance acquisition costs related to such interest-sensitive products also reflect the estimated impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio, through a credit or charge to stockholder's equity, net of income tax. The deferred insurance acquisition costs for term-life insurance products are being amortized over the premium paying period of the policies.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FUTURE POLICY BENEFITS



     Liabilities for future policy benefits related to annuities and interest-sensitive life contracts reflect net premiums received plus interest credited during the contract accumulation period and the present value of future payments for contracts that have annuitized. Current interest rates credited during the contract accumulation period range from 4.0 percent to 7.5 percent. Future minimum guaranteed interest rates vary from 3.0 percent to 4.5 percent. For contracts that have annuitized, interest rates used in determining the present value of future payments range principally from 3.0 percent to 12.0 percent.



     Liabilities for future term life policy benefits have been computed principally by a net level premium method. Anticipated rates of mortality are based on the 1975-1980 Select and Ultimate Table modified by Company experience, including withdrawals. Estimated future investment yields are a level 7 percent for reinsurance assumed and for direct business, 8 percent for three years; 7 percent for year four; and 6 percent thereafter.



INVESTED ASSETS AND RELATED INCOME



     Investments in fixed maturities are carried at fair value. Short-term investments are carried at cost, which approximates fair value. (See note captioned "Fair Value of Financial Instruments".)



     The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed and asset-backed securities, over the estimated life of the security. Such amortization is included in net investment income. Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income. The Company does not accrue interest income on fixed maturities deemed to be impaired on an other-than-temporary basis, or on mortgage loans, real estate-related bonds and other real estate loans where the likelihood of collection of interest is doubtful.



     Mortgage loans are carried at their unpaid balance, net of unamortized discount and any applicable reserves or write-downs. Other real estate-related investments net of any applicable reserve and write-downs include notes receivable from real estate ventures; investments in real estate ventures, adjusted for the equity in the operating income or loss of such ventures; common stock carried at fair value and real estate owned carried at fair value.



     Real estate reserves are established when declines in collateral values, estimated in light of current economic conditions and calculated in conformity with Statement of Financial Accounting Standards ("SFAS") 114, ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN, indicate a likelihood of loss. At year-end 1995, reflecting the Company's change in strategy with respect to its real estate portfolio, and the disposition thereof, and on January 4, 1996, reflecting the acquisition of the Company, real estate-related investments were valued using an estimate of the investments observable market price, net of estimated costs to sell. Prior to year-end 1995, the Company evaluated its real estate-related assets (including accrued interest) by estimating the probabilities of loss utilizing various projections that included several factors relating to the borrower, property, term of the loan, tenant composition, rental rates, other supply and demand factors and overall economic conditions. Generally, at that time, the reserve was based upon the excess of the loan amount over the estimated future cash flows from the loan, discounted at the loan's contractual rate of interest taking into consideration the effects of recourse to, and subordination of loans held by, affiliated non-life realty companies.



     Under purchase accounting, the market value of the Company's policy loans and other invested assets consisting primarily of venture capital investments and a leveraged lease, became the Company's new cost basis in such investments. Investments in policy loans and other invested assets after January 4, 1996 are carried at cost. Other invested assets also include equity securities, not related to real estate-related investments, which are carried at fair value.



     Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, recognition of other-than-temporary declines in value and changes in real estate-related reserves and write-downs are included in revenue. Net unrealized gains or losses on revaluation of

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

investments are credited or charged to stockholder's equity. Such unrealized gains are recorded net of deferred income tax expense, while unrealized losses are not tax benefitted.



SEPARATE ACCOUNT BUSINESS



     The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity and variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders. The Company receives administrative fees from the separate account and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate accounts are carried at fair value.



INCOME TAX



     The operations of the Company prior to January 4, 1996 have been included in the consolidated Federal income tax return of Kemper. Income taxes receivable or payable have been determined on a separate return basis, and payments have been received from or remitted to Kemper pursuant to a tax allocation arrangement between Kemper and its subsidiaries, including the Company. The Company generally had received a tax benefit for losses to the extent such losses can be utilized in Kemper's consolidated Federal tax return. Subsequent to January 4, 1996, the Company and its subsidiaries will file separate Federal income tax returns.



     Deferred taxes are provided on the temporary differences between the tax and financial statement basis of assets and liabilities.



(2) CASH FLOW INFORMATION



     The Company defines cash as cash in banks and money market accounts. Federal income tax refunded by Kemper under the tax allocation arrangement for the period from January 1, 1996 to January 4, 1996 and for the years ended December 31, 1995 and 1994 amounted to $108.8 million, $25.2 million and $10.7 million, respectively. The Company paid $28.1 million of Federal income taxes directly to the United States Treasury Department during 1996.



     Not reflected in the statement of cash flows are rollovers of mortgage loans, other loans and investments totaling approximately $57.0 million in 1994.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(3) INVESTED ASSETS AND RELATED INCOME



     The Company is carrying its fixed maturity investment portfolio at estimated fair value as fixed maturities are considered available for sale. The carrying value (estimated fair value) of fixed maturities compared with amortized cost, adjusted for other-than-temporary declines in value, were as follows:



                                                                                   ESTIMATED UNREALIZED
                                                          CARRYING    AMORTIZED    ---------------------
                                                           VALUE         COST       GAINS       LOSSES
                    (in thousands)                        --------    ---------     -----       ------
DECEMBER 31, 1996
U.S. treasury securities and obligations of U.S.
  government agencies and authorities..................  $   92,238   $   93,202     $   --     $   (964)
Obligations of states and political subdivisions,
  special revenue and nonguaranteed....................      30,853       31,519         --         (666)
Debt securities issued by foreign governments..........     105,394      108,456        504       (3,566)
Corporate securities...................................   1,896,615    1,935,511      5,918      (44,814)
Mortgage and asset-backed securities...................   1,741,331    1,760,962      1,990      (21,621)
                                                         ----------   ----------     ------     --------
       Total fixed maturities..........................  $3,866,431   $3,929,650     $8,412     $(71,631)
                                                         ==========   ==========     ======     ========

JANUARY 4, 1996
U.S. treasury securities and obligations of U.S.
  government agencies and authorities..................  $  215,637   $  215,637     $   --     $     --
Obligations of states and political subdivisions,
  special revenue and nonguaranteed....................      24,241       24,241         --           --
Debt securities issued by foreign governments..........     139,361      139,361         --           --
Corporate securities...................................   1,695,268    1,695,268         --           --
Mortgage and asset-backed securities...................   1,674,816    1,674,816         --           --
                                                         ----------   ----------     ------     --------
       Total fixed maturities..........................  $3,749,323   $3,749,323     $   --     $     --
                                                         ==========   ==========     ======     ========



     Upon default or indication of potential default by an issuer of fixed maturity securities, the Company-owned issue(s) of such issuer would be placed on nonaccrual status and, since declines in fair value would no longer be considered by the Company to be temporary, would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other than temporary. Thereafter, each issue on nonaccrual status is regularly reviewed, and additional write-downs may be taken in light of later developments.



     The Company's computation of net realizable value involves judgments and estimates, so such value should be used with care. Such value determination considers such factors as the existence and value of any collateral security; the capital structure of the issuer; the level of actual and expected market interest rates; where the issue ranks in comparison with other debt of the issuer; the economic and competitive environment of the issuer and its business; the Company's view on the likelihood of success of any proposed issuer restructuring plan; and the timing, type and amount of any restructured securities that the Company anticipates it will receive.



     The Company's $267.7 million real estate portfolio at December 31, 1996 consists of joint venture and third-party mortgage loans and other real estate-related investments.



     At December 31, 1996 and January 4, 1996, total impaired loans were as follows:



                                                                DECEMBER 31     JANUARY 4
                                                                    1996           1996
                       (in millions)                            -----------     ---------
Impaired loans without reserves--gross......................       $39.8          $--
Impaired loans with reserves--gross.........................         7.6           21.9
                                                                   -----          -----
       Total gross impaired loans...........................        47.4           21.9
Reserves related to impaired loans..........................        (4.4)          (6.5)
                                                                   -----          -----
       Net impaired loans...................................       $43.0          $15.4
                                                                   =====          =====

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)

     Impaired loans without reserves include loans in which the deficit in equity investments in real estate-related investments is considered in determining reserves and write-downs. At December 31, 1996, the Company's deficit in equity investments considered in determining reserves and write-downs amounted to $5.9 million. The Company had an average balance of $30.8 million and $124.2 million in impaired loans for 1996 and 1995, respectively. Cash payments received on impaired loans are generally applied to reduce the outstanding loan balance.



     At December 31, 1996 and January 4, 1996, loans on nonaccrual status amounted to $43.5 million and $3.5 million, respectively. The Company's nonaccrual loans are generally included in impaired loans.



     At December 31, 1996, securities carried at approximately $6.1 million were on deposit with governmental agencies as required by law.



     At December 31, 1996, the Company had six separate asset-backed securities included in fixed maturity investments from trusts formed to securitize assets underwritten by Green Tree Financial Corporation, which in aggregate amounted to $90.7 million. No other investments exceeded ten percent of the Company's stockholder's equity at December 31, 1996.



     Proceeds from sales of investments in fixed maturities prior to maturity were $892.0 million, $297.6 million and $910.9 million during 1996, 1995 and 1994, respectively. Gross gains of $9.9 million, $21.2 million and $6.0 million and gross losses of $16.2 million, $11.9 million and $55.9 million were realized on sales of fixed maturities in 1996, 1995 and 1994, respectively.



     The following table sets forth the maturity aging schedule of fixed maturity investments at December 31, 1996:



                                                                 CARRYING     AMORTIZED
                                                                  VALUE       COST VALUE
                       (in thousands)                            --------     ----------
One year or less............................................    $   36,814    $   36,862
Over one year through five..................................       643,741       648,811
Over five years through ten.................................     1,170,034     1,200,620
Over ten years..............................................       274,511       282,395
Securities not due at a single maturity date(1).............     1,741,331     1,760,962
                                                                ----------    ----------
       Total fixed maturities...............................    $3,866,431    $3,929,650
                                                                ==========    ==========



---------------


(1) Weighted average maturity of 4.6 years.



     The sources of net investment income were as follows:



                                                                                   PREACQUISITION
                                                                               -----------------------
                                                                  1996           1995           1994
                       (in thousands)                           --------       --------       --------
Interest and dividends on fixed maturities..................    $250,683       $269,934       $274,231
Dividends on equity securities..............................         646            681          1,751
Income from short-term investments..........................       9,130         13,159         10,668
Income from mortgage loans..................................      20,257         40,494         41,713
Income from policy loans....................................      20,700         19,658         18,517
Income from other real estate-related investments...........       4,917         15,565         21,239
Income from other loans and investments.....................       2,480          1,555          3,533
                                                                --------       --------       --------
       Total investment income..............................     308,813        361,046        371,652
Investment expense..........................................      (9,125)       (12,598)       (18,568)
                                                                --------       --------       --------
       Net investment income................................    $299,688       $348,448       $353,084
                                                                ========       ========       ========

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)

     Realized gains (losses) for the years ended December 31, 1996, 1995 and 1994, were as follows:



                                                                         REALIZED GAINS (LOSSES)
                                                                ------------------------------------------
                                                                                      PREACQUISITION
                                                                                --------------------------
                                                                 1996             1995              1994
                       (in thousands)                           -------         ---------         --------
Real estate-related.........................................    $17,462         $(325,611)        $(41,720)
Fixed maturities............................................     (6,344)            9,336          (49,857)
Equity securities...........................................      --                 (346)          28,243
Other.......................................................      2,484            (2,079)           8,777
                                                                -------         ---------         --------
  Realized investment gains (losses) before income tax
     expense (benefit)......................................     13,602          (318,700)         (54,557)
Income tax expense (benefit)................................      4,761          (111,545)         (19,095)
                                                                -------         ---------         --------
  Net realized investment gains (losses)....................    $ 8,841         $(207,155)        $(35,462)
                                                                =======         =========         ========



     Unrealized gains (losses) are computed below as follows: fixed maturities--the difference between fair value and amortized cost, adjusted for other-than-temporary declines in value; equity securities and other--the difference between fair value and cost. The change in unrealized investment gains (losses) by class of investment for the years ended December 31, 1996, 1995 and 1994 were as follows:



                                                           CHANGE IN UNREALIZED GAINS (LOSSES)
                                                     ------------------------------------------------
                                                                                    PREACQUISITION
                                                                                 --------------------
                                                                                     DECEMBER 31
                                                     DECEMBER 31    JANUARY 4    --------------------
                                                         1996          1996        1995       1994
                  (in thousands)                     ------------   ----------   --------   ---------
Fixed maturities...................................    $(63,219)       $--       $351,964   $(351,646)
Equity securities..................................       1,256         --            180     (32,710)
Adjustment to deferred insurance acquisition
  costs............................................       1,307         --        (14,277)     11,325
Adjustment to value of business acquired...........      20,947         --          --         --
                                                       --------        ---       --------   ---------
  Unrealized gain (loss) before income tax expense
     (benefit).....................................     (39,709)        --        337,867    (373,031)
Income tax expense (benefit).......................       7,789         --         32,922     (43,492)
                                                       --------        ---       --------   ---------
       Net unrealized gain (loss) on investments...    $(47,498)       $--       $304,945   $(329,539)
                                                       ========        ===       ========   =========



(4) UNCONSOLIDATED INVESTEES



     At December 31, 1996, the Company, along with other Kemper subsidiaries, directly held partnership interests in a number of real estate joint ventures. The Company's direct and indirect real estate joint venture investments are accounted for utilizing the equity method, with the Company recording its share of the operating results of the respective partnerships. The Company, as an equity owner, has the ability to fund, and historically has elected to fund, operating requirements of certain of the joint ventures. Consolidation accounting methods are not utilized as the Company, in most instances, does not own more than 50 percent in the aggregate, and in any event, major decisions of the partnership must be made jointly by all partners.



     As of December 31, 1996 and January 4, 1996, the Company's net equity investment in unconsolidated investees amounted to $11.7 million and $11.4 million, respectively. The Company's share of net income related to such unconsolidated investees amounted to $223 thousand for the year ended December 31, 1996, compared with net losses of $453 thousand, and $6.3 million for the years ended December 31, 1995 and 1994, respectively.



     Also at January 4, 1996, the Company had joint venture-related loans totaling $21.8 million before reserves to partnerships in which Lumbermens Mutual Casualty Company, an affiliate until August 1993 ("Lumbermens"), had equity interests. These joint venture-related loans were sold during 1996.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(5) CONCENTRATION OF CREDIT AND INTEREST RATE RISK



     The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of risk exist in the Company's ownership of mortgage-backed and asset-backed securities and real estate.



     Approximately 36.4 percent of the Company's investment-grade fixed maturities at December 31, 1996 were mortgage-backed securities, down from 45.7 percent at January 4, 1996, due to sales and paydowns during 1996. These investments had an average yield of 6.83 percent during 1996 and consisted primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally of AAA credit quality, and the markets for these investments have been and are expected to remain liquid. The Company plans to continue to reduce its holding of such investments over time.



     As a result of purchases during 1996, approximately 8.8 percent of the Company's investment-grade fixed maturities at December 31, 1996 consisted of corporate asset-backed securities. The majority of the Company's investments in asset-backed securities were backed by manufactured housing loans, auto loans and home equity loans.



     Investment income was lower in 1996, compared with both 1995 and 1994, primarily reflecting purchase accounting adjustments related to the amortization of premiums on fixed maturity investments. Under purchase accounting, the market value of the Company's fixed maturity investments as of January 4, 1996 became the Company's new cost basis in such investments. The difference between the new cost basis and original par is then amortized against investment income over the remaining effective lives of the fixed maturity investments. As a result of the interest rate environment as of January 4, 1996, the market value of the Company's fixed maturity investments was approximately $133.9 million greater than original par. The amortization of such premiums reduced investment income by approximately $22.7 million in 1996, compared with 1995 and 1994.



     Future investment income from mortgage-backed securities and other asset-backed securities may be affected by the timing of principal payments and the yields on reinvestment alternatives available at the time of such payments. As a result of purchase accounting adjustments to fixed maturities, most of the Company's mortgage-backed securities are carried at a premium over par. Prepayment activity resulting from a decline in interest rates on such securities purchased at a premium would accelerate the amortization of the premiums which would result in reductions of investment income related to such securities. At December 31, 1996, the Company had unamortized premiums and discounts of $24.7 million and $5.7 million, respectively, related to mortgage-backed and asset-backed securities. The Company believes that as a result of the purchase accounting adjustments and the current interest rate environment, anticipated prepayment activity is expected to result in reductions to future investment income similar to those reductions experienced by the Company in 1996.



     The Company's real estate portfolio is distributed by geographic location and property type, as shown in the following two tables:



GEOGRAPHIC DISTRIBUTION AS OF DECEMBER 31, 1996



California...........................   35.2%
Illinois.............................   13.5
Hawaii...............................   11.0
Colorado.............................    7.9
Oregon...............................    7.6
Washington...........................    7.4
Florida..............................    5.4
Texas................................    4.2
Ohio.................................    2.7
Other states.........................    5.1
                                       -----
          Total......................  100.0%
                                       =====



DISTRIBUTION BY PROPERTY TYPE AS OF DECEMBER 31, 1996



Hotel................................   38.8%
Land.................................   24.4
Office...............................   14.1
Residential..........................    9.1
Retail...............................    2.6
Industrial...........................    1.0
Other................................   10.0
                                       -----
          Total......................  100.0%
                                       =====

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



     Real estate markets have been depressed in recent periods in areas where most of the Company's real estate portfolio is located. Portions of California's and Hawaii's real estate market conditions have continued to be worse than in many other areas of the country. Real estate markets in northern California and Illinois continue to show some stabilization and improvement.



     Undeveloped land represented approximately 24.4 percent of the Company's real estate portfolio at December 31, 1996. To maximize the value of certain land and other projects, additional development has been proceeding or has been planned. Such development of existing projects would continue to require funding, either from the Company or third parties. In the present real estate markets, third-party financing can require credit enhancing arrangements (e.g., standby financing arrangements and loan commitments) from the Company. The values of development projects are dependent on a number of factors, including Kemper's and the Company's plans with respect thereto, obtaining necessary construction and zoning permits and market demand for the permitted use of the property. The values of certain development projects have been written down as of December 31, 1995, reflecting changes in plans in connection with the Zurich-led acquisition of Kemper. There can be no assurance that such permits will be obtained as planned or at all, nor that such expenditures will occur as scheduled, nor that Kemper's and the Company's plans with respect to such projects may not change substantially.



     Approximately half of the Company's real estate loans are on properties or projects where the Company, Kemper, or their affiliates have taken ownership positions in joint ventures with a small number of partners. (See note captioned "Unconsolidated Investees".)



     At December 31, 1996, loans to and investments in joint ventures in which Patrick M. Nesbitt or his affiliates ("Nesbitt"), have interests constituted approximately $101.3 million, or 37.8 percent, of the Company's real estate portfolio. The Nesbitt ventures primarily consist of eleven hotel properties. At December 31, 1996, the Company did not have any Nesbitt-related off-balance-sheet legal funding commitments outstanding.



     At December 31, 1996, loans to and investments in a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens, constituted approximately $53.0 million, or 19.8 percent, of the Company's real estate portfolio. The Company's interest in the MLP is a less than one percent limited partnership interest and Kemper's interest is 75 percent at December 31, 1996. At December 31, 1996, MLP-related commitments accounted for approximately $9.4 million of the Company's off-balance-sheet legal commitments, which the Company expects to fund.



     At December 31, 1996, the Company's loans to and investments in projects with the Prime Group, Inc. or its affiliates totaled approximately $(5.3) million. Negative amounts represent the Company's share of project related operating losses in excess of the Company's investment. Prime Group-related commitments, however, accounted for $145.2 million of the off-balance-sheet legal commitments at December 31, 1996, of which the Company expects to fund $15.9 million.



(6) INCOME TAXES



     Income tax expense (benefit) was as follows for the years ended December 31, 1996, 1995 and 1994:



                                                                              PREACQUISITION
                                                                          ----------------------
                                                              1996          1995          1994
                      (in thousands)                         -------      ---------      -------
Current....................................................  $26,300      $(113,087)     $(6,898)
Deferred...................................................     (897)        38,423       21,329
                                                             -------      ---------      -------
          Total............................................  $25,403      $ (74,664)     $14,431
                                                             =======      =========      =======



     Included in the 1995 current tax benefit is the recognition of a net operating loss carryover at December 31, 1995 which was utilized against taxable income on Kemper's consolidated short-period Federal income tax return for the January 1 through January 4, 1996 tax year. Beginning January 5, 1996, the Company and its subsidiaries will each file a stand alone Federal income tax return. Previously, the Company had filed a consolidated Federal income tax return with Kemper. In 1996, the Company and Kemper settled all outstanding balances under the tax allocation agreement.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(6) INCOME TAXES (CONTINUED)

     The actual income tax expense (benefit) for 1996, 1995 and 1994 differed from the "expected" tax expense (benefit) for those years as displayed below. "Expected" tax expense (benefit) was computed by applying the U.S. Federal corporate tax rate of 35 percent in 1996, 1995, and 1994 to income (loss) before income tax expense (benefit).



                                                                              PREACQUISITION
                                                                           ---------------------
                                                               1996          1995         1994
                       (in thousands)                         -------      --------      -------
Computed expected tax expense (benefit).....................  $20,938      $(72,700)     $14,277
Difference between "expected" and actual tax expense
  (benefit):
  State taxes...............................................      913        (1,370)         645
  Amortization of goodwill..................................    3,568         --           --
  Foreign tax credit........................................    --             (183)        (155)
  Other, net................................................      (16)         (411)        (336)
                                                              -------      --------      -------
          Total actual tax expense (benefit)................  $25,403      $(74,664)     $14,431
                                                              =======      ========      =======



     Deferred tax assets and liabilities are generally determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The Company only records deferred tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance recorded for the portion that is not likely to be realized.



     The Company has established a valuation allowance to reduce the deferred Federal tax asset related to real estate and other investments to the amount that, based upon available evidence, is, in management's judgment, more likely than not to be realized. Any reversals of the valuation allowance are contingent upon the recognition of future capital gains in the Company's Federal income tax return or a change in circumstances which causes the recognition of the benefits to become more likely than not. The change in the valuation allowance is related solely to the change in the net deferred Federal tax asset or liability from unrealized gains or losses on investments.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(6) INCOME TAXES (CONTINUED)

     The tax effects of temporary differences that give rise to significant portions of the Company's net deferred Federal tax liability were as follows:



                                                                                PREACQUISITION
                                                                             ---------------------
                                                                                  DECEMBER 31
                                                 DECEMBER 31    JANUARY 4    ---------------------
                                                    1996          1996         1995         1994
                (in thousands)                   -----------    ---------    ---------    --------
Deferred Federal tax assets:
  Unrealized losses on investments.............   $ 16,624      $  --        $      --    $ 85,331
  Life policy reserves.........................     46,452        46,654        42,512      51,519
  Real estate-related..........................     20,642        27,736        21,920      39,360
  Other investment-related.....................      5,409         1,773         1,725       7,435
  Other........................................      8,159         9,750         6,864       6,415
                                                  --------      --------     ---------    --------
     Total deferred Federal tax assets.........     97,286        85,913        73,021     190,060
  Valuation allowance..........................    (31,825)      (15,201)      (15,201)   (100,532)
                                                  --------      --------     ---------    --------
     Total deferred Federal tax assets after
       valuation allowance.....................     65,461        70,712        57,820      89,528
                                                  --------      --------     ---------    --------
Deferred Federal tax liabilities:
  Deferred insurance acquisition costs.........      9,384         --          111,523     108,663
  Value of business acquired...................     66,373        66,578        --           --
  Other investment-related.....................     28,855        37,919        --           --
  Unrealized gains on investments..............     --             --           37,919       --
  Depreciation and amortization................     15,473        15,490        18,767      18,878
  Other........................................      5,738         4,197         2,320       3,351
                                                  --------      --------     ---------    --------
     Total deferred Federal tax liabilities....    125,823       124,184       170,529     130,892
                                                  --------      --------     ---------    --------
Net deferred Federal tax liabilities...........   $(60,362)     $(53,472)    $(112,709)   $(41,364)
                                                  ========      ========     =========    ========



     The valuation allowance is subject to future adjustments based on, among other items, the Company's estimates of future operating earnings and capital gains.



     The tax returns through the year 1986 have been examined by the Internal Revenue Service ("IRS"). Changes proposed are not material to the Company's financial position. The tax returns for the years 1987 through 1993 are currently under examination by the IRS.



(7) RELATED-PARTY TRANSACTIONS



     The Company received cash capital contributions of $18.4 million and $82.5 million during 1996 and 1994, respectively.



     The Company has loans to joint ventures, consisting primarily of mortgage loans on real estate, in which the Company and/or one of its affiliates has an ownership interest. At December 31, 1996 and January 4, 1996, joint venture mortgage loans totaled $111.0 million and $110.2 million, respectively, and during 1996, 1995 and 1994, the Company earned interest income on these joint venture loans of $9.5 million, $19.6 million and $22.0 million, respectively.



     All of the Company's personnel are employees of Federal Kemper Life Assurance Company ("FKLA"), an affiliated company. The Company is allocated expenses for the utilization of FKLA employees and facilities, the investment management services of Zurich Kemper Investments, Inc. ("ZKI"), an affiliated company, and the information systems of Kemper Service Company ("KSvC"), a ZKI subsidiary, based on the Company's share of administrative, legal, marketing, investment management, information systems and operation and support services. During 1996, 1995 and 1994, expenses allocated to the Company from ZKI and KSvC amounted to $1.7 million, $4.4 million and $6.5 million, respectively. The Company also paid to ZKI investment management fees of $3.6 million, $3.4 million and $6.0 million during 1996, 1995 and 1994, respectively. In addition, expenses

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(7) RELATED-PARTY TRANSACTIONS (CONTINUED)

allocated to the Company from FKLA during 1996, 1995 and 1994 amounted to $10.5 million, $14.3 million and $11.1 million, respectively.



     During 1995 and 1994, the Company sold certain mortgages and real estate-related investments, net of reserves, amounting to approximately $3.5 million and $154.0 million, respectively, to an affiliated non-life realty company, in exchange for cash. No gain or loss was recognized on these sales. During 1996, the Company purchased approximately $24.5 million of real estate-related investments from such affiliated non-life realty subsidiaries for cash. The Company also paid to Kemper real estate subsidiaries $1.8 million in both 1996 and 1995, related to the management of the Company's real estate portfolio.



(8) REINSURANCE



     In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of fixed-rate annuities and to individual death claims. The Company generally cedes 100 percent of the related annuity liabilities under the terms of the reinsurance agreements. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. As such, these amounts paid or deemed to have been paid are recorded on the Company's consolidated balance sheet as reinsurance recoverables and ceded future policy benefits.



     In 1992 and 1991, the Company entered into 100 percent indemnity reinsurance agreements ceding $515.7 million and $416.3 million, respectively, of its fixed-rate annuity liabilities to FLA. FLA is a mutual insurance company that shares common management and common board members with the Company, FKLA and Kemper. As of December 31, 1996 and January 4, 1996, the reinsurance recoverable related to the fixed-rate annuity liabilities ceded to FLA amounted to $427.0 million and $502.8 million, respectively. During 1995, the Company recorded income of $4.4 million related to a ceding commission experience adjustment from the 1992 reinsurance agreement.



     In December 1996, the Company assumed on a yearly renewable term basis approximately $14.4 billion (face amount) of term life insurance from FKLA. As a result of this transaction, the Company recorded premiums and reserves of approximately $7.3 million. The difference between the cash transferred, which represents the statutory reserves of the business assumed, and the reserves recorded under generally accepted accounting principles, of approximately $18.4 million, was deemed to be a capital contribution from Kemper and was recorded as additional paid-in-capital during 1996.



     The Company's retention limit on term life insurance is $300 thousand (face amount) on the life of any one individual with the excess amounts ceded to outside reinsurers. The term life insurance business assumed from FKLA during 1996 did not have any individual contracts greater than $300 thousand in face amount. Reserves ceded to outside reinsurers on the Company's direct business amounted to approximately $94 thousand as of December 31, 1996.



(9) POSTRETIREMENT BENEFITS OTHER THAN PENSIONS



     FKLA sponsors a welfare plan that provides medical and life insurance benefits to its retired and active employees and the Company is allocated a portion of the costs of providing such benefits. The Company is self insured with respect to medical benefits, and the plan is not funded except with respect to certain disability-related medical claims. The medical plan provides for medical insurance benefits at retirement, with eligibility based upon age and the participant's number of years of participation attained at retirement. The plan is contributory for pre-Medicare retirees, and will be contributory for all retiree coverage for most current employees, with contributions generally adjusted annually. Postretirement life insurance benefits are noncontributory and are limited to $10,000 per participant.



     The allocated accumulated postretirement benefit obligation accrued by the Company amounted to $1.7 million and $687 thousand at December 31, 1996 and January 4, 1996, respectively.



     The discount rate used in determining the allocated postretirement benefit obligation was 7.75 percent and 7.25 percent for 1996 and 1995, respectively. The assumed health care trend rate used was based on projected

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(9) POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (CONTINUED)

experience for 1996 and 1997, 10 percent in 1998, gradually declining to 5.0 percent by the year 2001 and remaining at that level thereafter.



     A one percentage point increase in the assumed health care cost trend rate for each year would increase the accumulated postretirement benefit obligation as of December 31, 1996 and January 4, 1996 by $56 thousand and $146 thousand, respectively.



     During 1995, the Company adopted certain severance-related policies to provide benefits, generally limited in time, to former or inactive employees after employment but before retirement. The effect of adopting these policies was immaterial.



(10) COMMITMENTS AND CONTINGENT LIABILITIES



     The Company is involved in various legal actions for which it establishes liabilities where appropriate. In the opinion of the Company's management, based upon the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse effect on the consolidated financial statements.



     Although none of the Company or its joint venture projects have been identified as a "potentially responsible party" under Federal environmental guidelines, inherent in the ownership of or lending to real estate projects is the possibility that environmental pollution conditions may exist on or near or relate to properties owned or previously owned on properties securing loans. Where the Company has presently identified remediation costs, they have been taken into account in determining the cash flows and resulting valuations of the related real estate assets. Based on the Company's receipt and review of environmental reports on most of the projects in which it is involved, the Company believes its environmental exposure would be immaterial to its consolidated results of operations. However, the Company may be required in the future to take actions to remedy environmental exposures, and there can be no assurance that material environmental exposures will not develop or be identified in the future. The amount of future environmental costs is impossible to estimate due to, among other factors, the unknown magnitude of possible exposures, the unknown timing and extent of corrective actions that may be required, the determination of the Company's liability in proportion to others and the extent such costs may be covered by insurance or various environmental indemnification agreements.



     See the note captioned "Financial Instruments--Off-Balance-Sheet Risk" below for the discussion regarding the Company's loan commitments and standby financing agreements.



     The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 1996 and prior. The Company's financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders. The Company is also contingently liable for any future guaranty fund assessments related to insolvencies of unaffiliated insurance companies, for which the life insurance industry has been unable to estimate the cost to cover losses to policyholders. No specific amount can be reasonably estimated for such insolvencies as of December 31, 1996.



(11) FINANCIAL INSTRUMENTS--OFF-BALANCE-SHEET RISK



     At December 31, 1996, the Company had future legal loan commitments and stand-by financing agreements totaling $197.4 million to support the financing needs of various real estate investments. To the extent these arrangements are called upon, amounts loaned would be secured by assets of the joint ventures, including first mortgage liens on the real estate. The Company's criteria in making these arrangements are the same as for its mortgage loans and other real estate investments. The Company presently expects to fund approximately $39.6 million of these arrangements. These commitments are included in the Company's analysis of real estate-related reserves and write-downs. The fair values of loan commitments and standby financing agreements are estimated in conjunction with and using the same methodology as the fair value estimates of mortgage loans and other real estate-related investments.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(12) DERIVATIVE FINANCIAL INSTRUMENTS



     The Company was party to derivative financial instruments in the normal course of business for other than trading purposes to hedge exposures in foreign currency fluctuations related to certain foreign fixed maturity securities held by the Company. The Company sold its interest in such securities during 1996. The following table summarizes various information regarding these derivative financial instruments as of January 4, 1996:



                                                                                                              WEIGHTED
                       (IN THOUSANDS)                                                             WEIGHTED     AVERAGE
                                                                                                  AVERAGE     REPRICING
                                                              NOTIONAL   CARRYING   ESTIMATED     YEARS TO    FREQUENCY
                      JANUARY 4, 1996                          AMOUNT     VALUE     FAIR VALUE   EXPIRATION    (DAYS)
                      ---------------                         --------   --------   ----------   ----------   ---------
Non-trading foreign exchange forward options................  $43,754      $112        $112         .32          30



     The Company's hedges relating to foreign currency exposure were implemented using forward contracts on foreign currencies. These are generally short-duration contracts with U.S. money-center banks. The Company records realized and unrealized gains and losses on such investments in net income on a current basis. The amounts of gain (loss) included in net income during 1996, 1995 and 1994 totaled $227 thousand, $(1.0) million and $6.4 million, respectively.



(13) FAIR VALUE OF FINANCIAL INSTRUMENTS



     Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. A significant portion of the Company's financial instruments are carried at fair value. (See note captioned "Invested Assets and Related Income".) Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.



     Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. For example, the Company's subsidiaries are not considered financial instruments, and their value has not been incorporated into the fair value estimates. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.



     The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:



     Fixed maturities and equity securities: Fair values for fixed maturity securities and for equity securities were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager, ZKI.



     Cash and short-term investments: The carrying amounts reported in the consolidated balance sheet for these instruments approximate fair values.



     Mortgage loans and other real estate-related investments: Fair values for mortgage loans and other real estate-related investments were estimated based upon the investments observable market price, net of estimated costs to sell. The estimates of fair value should be used with care given the inherent difficulty of estimating the fair value of real estate due to the lack of a liquid quotable market.



     Other loans and investments: The carrying amounts reported in the consolidated balance sheet for these instruments approximate fair values. The fair values of policy loans were estimated by discounting the expected future cash flows using an interest rate charged on policy loans for similar policies currently being issued.



     Life policy benefits: Fair values of the life policy benefits regarding investment contracts (primarily deferred annuities) and universal life contracts were estimated by discounting gross benefit payments, net of contractual premiums, using the average crediting rate currently being offered in the marketplace for similar contracts with

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(13) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

maturities consistent with those remaining for the contracts being valued. The Company had projected its future average crediting rate in 1996 to be 4.75 percent, while the assumed average market crediting rate was 5.8 percent in 1996.



     The carrying values and estimated fair values of the Company's financial instruments at December 31, 1996 and January 4, 1996 were as follows:



                                                       DECEMBER 31, 1996              JANUARY 4, 1996
                                                    ------------------------      ------------------------
                                                     CARRYING        FAIR          CARRYING        FAIR
                                                      VALUE         VALUE           VALUE         VALUE
                 (in thousands)                     ----------    ----------      ----------    ----------
Financial instruments recorded as assets:
  Fixed maturities(1)...........................    $3,866,431    $3,866,431      $3,749,323    $3,749,323
  Cash and short-term investments...............        74,472        74,472         398,326       398,326
  Mortgage loans and other real estate-related
     assets.....................................       267,713       267,713         288,940       288,940
  Policy loans..................................       288,302       288,302         289,390       289,390
  Other invested assets.........................        23,507        23,507          19,215        19,215
Financial instruments recorded as liabilities:
  Life policy benefits..........................     4,249,264     4,101,588       4,585,148     4,585,148



---------------


(1) Includes $112 thousand carrying value and fair value for January 4, 1996, of derivative securities used to hedge the foreign currency exposure on certain specific foreign fixed maturity investments.



(14) STOCKHOLDER'S EQUITY--RETAINED EARNINGS



     The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to shareholders without prior approval of regulatory authorities is restricted. The maximum amount of dividends which can be paid by the Company without prior approval in 1997 is $40.9 million. The Company paid no cash dividends in 1996, 1995 or 1994.



     The Company's net income (loss) and stockholder's equity as determined in accordance with statutory accounting principles were as follows:



                                                                  1996          1995          1994
                       (in thousands)                           --------      --------      --------
Net income (loss)...........................................    $ 37,287      $(64,707)     $ 44,491
                                                                ========      ========      ========
Statutory surplus...........................................    $411,837      $383,374      $416,243
                                                                ========      ========      ========

                                    APPENDIX

                         ILLUSTRATIONS OF CASH VALUES,
                             CASH SURRENDER VALUES,
                                 DEATH BENEFITS


     The tables in this Prospectus have been prepared to help show how values under a Policy change with investment experience. The tables illustrate how Cash Values, Surrender Values (reflecting the deduction of Surrender Charges, if any) and Death Benefits under a Policy issued on an Insured of a given age would vary over time if the hypothetical gross investment rates of return were a uniform, after tax, annual rate of 0%, 6%, and 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Cash Values, Surrender Values and Death Benefits may be different.


     The amounts shown for the Cash Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross return. This is because of a daily charge to the Subaccounts for assuming mortality and expense risks, which is equivalent to an effective annual charge of 0.90%. In addition, the net investment returns also reflect the deduction of the Fund investment advisory fees and other Fund expenses, approximated at 0.65%. The tables also reflect the fact that KILICO makes monthly charges for providing insurance protection. For each hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges. Hypothetical gross average investment rates of return of 0%, 6% and 12% correspond to the following approximate net annual investment rate of return of -1.55%, 4.45% and 10.45%, respectively. Cost of insurance rates vary by age, sex and rating class and, therefore, are not reflected in the approximate net annual investment rate of return above.

     The values shown are for Policies which are issued as standard. Values for Policies issued on a substandard basis would result in lower Cash Values, Surrender Values and Death Benefits than those illustrated.


     The tables also reflect the fact that no charges for Federal, state or other income taxes are currently made against the Separate Account. If such a charge is made in the future, it will take a higher gross rate of return than illustrated to produce the net after-tax returns shown in the tables.


     Upon request, KILICO will furnish an illustration based on the proposed Insured's age, sex and premium payment requested.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
              MALE NON-SMOKER $10,000 INITIAL PREMIUM ISSUE AGE 25
                         $88,520 INITIAL DEATH BENEFIT:

                       VALUES--CURRENT COST OF INSURANCE

                                             0% HYPOTHETICAL                   6% HYPOTHETICAL
                          PREMIUM        GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
                         PAID PLUS   -------------------------------   -------------------------------
        POLICY           INTEREST      CASH     SURRENDER    DEATH       CASH     SURRENDER    DEATH
         YEAR              AT 5%      VALUE       VALUE     BENEFIT     VALUE       VALUE     BENEFIT
        ------           ---------   --------   ---------   --------   --------   ---------   --------
 1.....................   $10,500     $9,733      $8,857    $88,520    $10,329     $ 9,429    $88,520
 2.....................    11,025      9,469       8,712     88,520     10,674       9,874     88,520
 3.....................    11,576      9,209       8,565     88,520     11,035      10,335     88,520
 4.....................    12,155      8,953       8,416     88,520     11,412      10,812     88,520
 5.....................    12,763      8,701       8,266     88,520     11,806      11,306     88,520
 6.....................    13,401      8,452       8,114     88,520     12,218      11,818     88,520
 7.....................    14,071      8,206       7,960     88,520     12,650      12,350     88,520
 8.....................    14,775      7,964       7,805     88,520     13,101      12,901     88,520
 9.....................    15,513      7,726       7,648     88,520     13,573      13,473     88,520
10.....................    16,289      7,481       7,481     88,520     14,058      14,058     88,520
15.....................    20,789      6,191       6,191     88,520     16,726      16,726     88,520
20.....................    26,533      4,649       4,649     88,520     19,744      19,744     88,520
25.....................    33,864      2,661       2,661     88,520     23,051      23,051     88,520
30.....................    43,219          0           0          0     26,499      26,499     88,520

                                12% HYPOTHETICAL
                             GROSS INVESTMENT RETURN
                         -------------------------------
        POLICY             CASH     SURRENDER    DEATH
         YEAR             VALUE       VALUE     BENEFIT
        ------           --------   ---------   --------
 1.....................  $ 10,926    $ 10,026   $ 88,520
 2.....................    11,951      11,151     88,520
 3.....................    13,084      12,384     88,520
 4.....................    14,337      13,737     88,520
 5.....................    15,724      15,224     88,520
 6.....................    17,257      16,857     88,520
 7.....................    18,953      18,653     88,520
 8.....................    20,830      20,630     88,520
 9.....................    22,905      22,805     88,520
10.....................    25,192      25,192     88,520
15.....................    40,721      40,721    101,804
20.....................    65,732      65,732    145,924
25.....................   105,857     105,857    202,188
30.....................   170,337     170,337    267,429

ASSUMPTIONS:

  (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS HAVE BEEN MADE.

  (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

  (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

  (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

  (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
              MALE NON-SMOKER $10,000 INITIAL PREMIUM ISSUE AGE 25
                         $88,520 INITIAL DEATH BENEFIT:

                      VALUES--GUARANTEED COST OF INSURANCE

                                             0% HYPOTHETICAL                   6% HYPOTHETICAL
                          PREMIUM        GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
                         PAID PLUS   -------------------------------   -------------------------------
        POLICY           INTEREST      CASH     SURRENDER    DEATH       CASH     SURRENDER    DEATH
         YEAR              AT 5%      VALUE       VALUE     BENEFIT     VALUE       VALUE     BENEFIT
        ------           ---------   --------   ---------   --------   --------   ---------   --------
 1.....................   $10,500     $9,728      $8,852    $88,520    $10,325     $ 9,425    $88,520
 2.....................    11,025      9,462       8,705     88,520     10,667       9,867     88,520
 3.....................    11,576      9,202       8,557     88,520     11,026      10,326     88,520
 4.....................    12,155      8,946       8,408     88,520     11,403      10,803     88,520
 5.....................    12,763      8,693       8,258     88,520     11,796      11,296     88,520
 6.....................    13,401      8,443       8,105     88,520     12,208      11,808     88,520
 7.....................    14,071      8,195       7,949     88,520     12,636      12,336     88,520
 8.....................    14,775      7,947       7,787     88,520     13,080      12,880     88,520
 9.....................    15,513      7,697       7,620     88,520     13,540      13,440     88,520
10.....................    16,289      7,445       7,445     88,520     14,017      14,017     88,520
15.....................    20,789      6,116       6,116     88,520     16,629      16,629     88,520
20.....................    26,533      4,547       4,547     88,520     19,589      19,589     88,520
25.....................    33,864      2,543       2,543     88,520     22,834      22,834     88,520
30.....................    43,219          0           0          0     26,179      26,179     88,520

                                12% HYPOTHETICAL
                             GROSS INVESTMENT RETURN
                         -------------------------------
        POLICY             CASH     SURRENDER    DEATH
         YEAR             VALUE       VALUE     BENEFIT
        ------           --------   ---------   --------
 1.....................  $ 10,921    $ 10,021   $ 88,520
 2.....................    11,943      11,143     88,520
 3.....................    13,074      12,374     88,520
 4.....................    14,327      13,727     88,520
 5.....................    15,712      15,212     88,520
 6.....................    17,243      16,843     88,520
 7.....................    18,935      18,635     88,520
 8.....................    20,804      20,604     88,520
 9.....................    22,866      22,766     88,520
10.....................    25,143      25,143     88,520
15.....................    40,597      40,597    101,493
20.....................    65,495      65,495    145,399
25.....................   105,448     105,448    201,405
30.....................   169,610     169,610    266,288

ASSUMPTIONS:

  (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS HAVE BEEN MADE.

  (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

  (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

  (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

  (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
              MALE NON-SMOKER $10,000 INITIAL PREMIUM ISSUE AGE 45
                         $39,290 INITIAL DEATH BENEFIT:

                       VALUES--CURRENT COST OF INSURANCE

                                             0% HYPOTHETICAL                   6% HYPOTHETICAL
                          PREMIUM        GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
                         PAID PLUS   -------------------------------   -------------------------------
        POLICY           INTEREST      CASH     SURRENDER    DEATH       CASH     SURRENDER    DEATH
         YEAR              AT 5%      VALUE       VALUE     BENEFIT     VALUE       VALUE     BENEFIT
        ------           ---------   --------   ---------   --------   --------   ---------   --------
 1.....................   $10,500     $9,747      $8,870    $39,290    $10,345     $ 9,445    $39,290
 2.....................    11,325      9,487       8,728     39,290     10,695       9,895     39,290
 3.....................    11,576      9,222       8,576     39,290     11,056      10,356     39,290
 4.....................    12,155      8,950       8,413     39,290     11,424      10,824     39,290
 5.....................    12,763      8,670       8,236     39,290     11,800      11,300     39,290
 6.....................    13,401      8,382       8,046     39,290     12,184      11,784     39,290
 7.....................    14,071      8,082       7,839     39,290     12,574      12,274     39,290
 8.....................    14,775      7,766       7,611     39,290     12,967      12,767     39,290
 9.....................    15,513      7,435       7,360     39,290     13,364      13,264     39,290
10.....................    16,289      7,095       7,095     39,290     13,772      13,772     39,290
15.....................    20,789      5,125       5,125     39,290     15,903      15,903     39,290
20.....................    26,533      2,294       2,294     39,290     18,008      18,008     39,290
25.....................    33,864          0           0          0     19,735      19,735     39,290
30.....................    43,219          0           0          0     20,624      20,624     39,290

                                12% HYPOTHETICAL
                             GROSS INVESTMENT RETURN
                         -------------------------------
        POLICY             CASH     SURRENDER    DEATH
         YEAR             VALUE       VALUE     BENEFIT
        ------           --------   ---------   --------
 1.....................  $ 10,943    $ 10,043   $ 39,290
 2.....................    11,977      11,177     39,290
 3.....................    13,116      12,416     39,290
 4.....................    14,370      13,770     39,290
 5.....................    15,751      15,251     39,290
 6.....................    17,276      16,876     39,290
 7.....................    18,957      18,657     39,290
 8.....................    20,812      20,612     39,290
 9.....................    22,862      22,762     39,290
10.....................    25,136      25,136     39,463
15.....................    40,553      40,553     54,340
20.....................    65,452      65,452     79,851
25.....................   105,357     105,357    122,214
30.....................   169,799     169,799    181,685

ASSUMPTIONS:

  (1) NO ADDITIONAL PREMIUMS AND NO POLICY LOANS HAVE BEEN MADE.

  (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

  (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

  (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

  (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
              MALE NON-SMOKER $10,000 INITIAL PREMIUM ISSUE AGE 45
                         $39,209 INITIAL DEATH BENEFIT:

                      VALUES--GUARANTEED COST OF INSURANCE

                                             0% HYPOTHETICAL                   6% HYPOTHETICAL
                          PREMIUM        GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
                         PAID PLUS   -------------------------------   -------------------------------
        POLICY           INTEREST      CASH     SURRENDER    DEATH       CASH     SURRENDER    DEATH
         YEAR              AT 5%      VALUE       VALUE     BENEFIT     VALUE       VALUE     BENEFIT
        ------           ---------   --------   ---------   --------   --------   ---------   --------
 1.....................   $10,500     $9,744      $8,867    $39,290    $10,342     $ 9,442    $39,290
 2.....................    11,325      9,484       8,725     39,290     10,692       9,892     39,290
 3.....................    11,576      9,217       8,571     39,290     11,051      10,351     39,290
 4.....................    12,155      8,932       8,406     39,290     11,417      10,817     39,290
 5.....................    12,763      8,662       8,229     39,290     11,791      11,291     39,290
 6.....................    13,401      8,371       8,036     39,290     12,172      11,772     39,290
 7.....................    14,071      8,069       7,827     39,290     12,559      12,259     39,290
 8.....................    14,775      7,753       7,598     39,290     12,951      12,751     39,290
 9.....................    15,513      7,420       7,346     39,290     13,346      13,246     39,290
10.....................    16,289      7,068       7,068     39,290     13,744      13,744     39,290
15.....................    20,789      4,923       4,923     39,290     15,718      15,718     39,290
20.....................    26,533      1,693       1,693     39,290     17,472      17,462     39,290
25.....................    33,864          0           0          0     18,490      18,490     39,290
30.....................    43,219          0           0          0     17,668      17,668     39,290

                                12% HYPOTHETICAL
                             GROSS INVESTMENT RETURN
                         -------------------------------
        POLICY             CASH     SURRENDER    DEATH
         YEAR             VALUE       VALUE     BENEFIT
        ------           --------   ---------   --------
 1.....................  $ 10,940    $ 10,040   $ 39,290
 2.....................    11,973      11,173     39,290
 3.....................    13,110      12,410     39,290
 4.....................    14,362      13,762     39,290
 5.....................    15,742      15,242     39,290
 6.....................    17,263      16,863     39,290
 7.....................    18,941      18,641     39,290
 8.....................    20,794      20,594     39,290
 9.....................    22,841      22,741     39,290
10.....................    25,106      25,106     39,417
15.....................    40,415      40,415     54,156
20.....................    65,045      65,045     79,355
25.....................   104,335     104,335    121,028
30.....................   167,401     167,401    179,120

ASSUMPTIONS:

  (1) NO ADDITIONAL PREMIUMS AND NO POLICY LOANS HAVE BEEN MADE.

  (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

  (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

  (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

  (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    PART II


                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                    UNDERTAKING PURSUANT TO RULE 484(B) (1)
                        UNDER THE SECURITIES ACT OF 1933


     Pursuant to the Distribution Agreement filed as Exhibit 1-A(3)(a) to this Registration Statement, Kemper Investors Life Insurance Company (KILICO) and the Separate Account have agreed to indemnify Investors Brokerage Services, Inc.
(IBS) against any claims, liabilities and expenses which IBS may incur under the Securities Act of 1933, common law or otherwise, arising out of or based upon any alleged untrue statements of material fact contained in any registration statement or prospectus of the Separate Account, or any omission to state a material fact therein, the omission of which makes any statement contained therein misleading. IBS agrees to indemnify KILICO and the Separate Account against any and all claims, demands, liabilities and expenses which KILICO or the Separate Account may incur, arising out of or based upon any act or deed of IBS or of any registered representative of an NASD member investment dealer which has an agreement with IBS and is acting in accordance with KILICO's instructions.



     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of KILICO or the Separate Account (by virtue of the fact that they may also be agents, employees or controlling persons of IBS) pursuant to the foregoing provisions, or otherwise KILICO and the Separate Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by KILICO or the Separate Account of expenses incurred or paid by a director, officer or controlling person of KILICO or the Separate Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, KILICO and the Separate Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



             REPRESENTATION REGARDING FEES AND CHARGES PURSUANT TO


                SECTION 26 OF THE INVESTMENT COMPANY ACT OF 1940



     Kemper Investors Life Insurance Company (KILICO) represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by KILICO.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following Papers and Documents:
              The Facing sheet.
              Reconciliation and tie between items in N-8B-2 and Prospectus.
              The prospectus consisting of 57 pages.
              The undertaking to file reports.
              Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933.

              Representation Regarding Fees and Charges Pursuant to Section 26 of the Investment Company Act of 1940.


              The signatures.

              Written consents of the following persons:

                A. David F. Dierenfeldt, Esq. (included in Opinion filed as
                   Exhibit 3(a)).


                B. KPMG Peat Marwick LLP, independent auditors (filed as Exhibit
                   6(a)).


                C. Steven D. Powell, FSA (included in Opinion filed as Exhibit
                   3(b)).

               The following exhibits:


         (2) 1-A(1)                     KILICO Resolution establishing the Separate Account
         (3) 1-A(3)(a)                  Distribution Agreement between KILICO and Investors Brokerage
                                        Services, Inc. (IBS)
             1-A(3)(b)(i)               Specimen Selling Group Agreement of Kemper Financial Services, Inc.
                                        and KILICO Distribution Organization Agreement
         (1) 1-A(3)(b)(ii)              Addendum to Selling Group Agreement of Kemper Financial Services, Inc.
         (4) 1-A(3)(b)(iii)             Specimen Selling Group Agreement of IBS
         (4) 1-A(3)(b)(iv)              General Agent Agreement
             1-A(3)(c)                  Schedules of commissions
             1-A(5)                     Specimen Policy
         (2) 1-A(6)(a)                  KILICO Articles of Incorporation
         (4) 1-A(6)(b)                  By-Laws of KILICO
             1-A(8)                     Subscription Agreement between KILICO and Kemper Investors Fund on behalf of Variable Separate Account
             1-A(10)                    Application for Policy
             3(a)                       Opinion and consent of legal officer of KILICO as to legality of policies being registered
             3(b)                       Opinion and consent of actuarial officer of KILICO regarding prospectus illustrations and actuarial matters
             6(a)                       Consent of independent auditors
             8                          Procedures Memorandum, pursuant to Rule 6e-3(T)(b)(12)(ii)
         (2) 11                         Representation, description and undertakings regarding mortality and expense risk charge, pursuant to Rule 6e-3(T)(b)(13)(iii)(F)


---------------

(1) Filed with the Post-Effective Amendment No. 8 of the Registrant on Form S-6 filed on April 27, 1995.



(2) Filed with the Registration Statement of the Registrant on Form S-6 filed on December 26, 1995 (File No. 33-65399).



(3) Filed with the Registration Statement on Form S-1 filed on April 12, 1996 (File No. 333-02491).



(4) Filed with Amendment No. 2 to the Registration Statement on Form S-1 on April 23, 1997 (File No. 333-02491).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, KILICO Variable Separate Account, certifies that it meets the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Long Grove and State of Illinois on the 24th day of April, 1997.


                                       KILICO VARIABLE SEPARATE ACCOUNT
                                       -----------------------------------------
                                       (Registrant)

                                       By: Kemper Investors Life Insurance
                                       Company
                                       (Depositor)


                                       By: /s/ JOHN B. SCOTT*


                                       -----------------------------------------
                                           John B. Scott, Chief Executive
                                           Officer and President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following directors and principal officers of Kemper Investors Life Insurance Company in the capacities indicated on the 24th day of April, 1997.



                  SIGNATURE                                              TITLE
                  ---------                                              -----
              /s/ JOHN B. SCOTT*                     Chief Executive Officer, President and
----------------------------------------------       Director (Principal Executive Officer)
                John B. Scott

              /s/ W.H. BOLINDER*                     Chairman of the Board and Director
----------------------------------------------
             William H. Bolinder

          /s/ FREDERICK L. BLACKMON*                 Senior Vice President and Chief Financial
----------------------------------------------       Officer (Principal Financial Officer and
            Frederick L. Blackmon                    Principal Accounting Officer)

             /s/ LOREN J. ALTER*                     Director
----------------------------------------------
                Loren J. Alter

           /s/ DANIEL L. DOCTOROFF*                  Director
----------------------------------------------
             Daniel L. Doctoroff

          /s/ STEVEN M. GLUCKSTERN*                  Director
----------------------------------------------
             Steven M. Gluckstern

          /s/ MICHAEL P. STRAMAGLIA*                 Director
----------------------------------------------
            Michael P. Stramaglia

             /s/ PAUL H. WARREN*                     Director
----------------------------------------------
                Paul H. Warren

           *By: /s/ FRANK J. JULIAN
----------------------------------------------
               Frank J. Julian
              Attorney-in-Fact**
                April 24, 1997



** Pursuant to Power of Attorney forms filed as Exhibit 24 to Amendment No. 2 to the Registration Statement of Kemper Investors Life Insurance Company on Form S-1 filed on April 23, 1997 (File No. 333-02491), which are hereby incorporated herein by reference.

                                 EXHIBIT INDEX


      EXHIBIT
       NUMBER                                               TITLE
      -------                                               -----
    1-A(3)(b)(i)                   Specimen Selling Group Agreement of Kemper Financial
                                   Services, Inc. and KILICO Distribution Organization
                                   Agreement.
    1-A(3)(c)                      Schedules of Commissions.
    1-A(5)                         Specimen Policy.
    1-A(8)                         Subscription Agreement between KILICO and Kemper
                                   Investors Fund on behalf of Variable Separate Account.
    1-A(10)                        Application for Policy.
    3(a)                           Opinion and consent of legal officer of KILICO as to
                                   legality of policies being registered.
    3(b)                           Opinion and consent of actuarial officer of KILICO
                                   regarding prospectus illustrations and actuarial
                                   matters.
    6(a)                           Consent of Independent Auditors.
    8                              Procedures Memorandum, pursuant to Rule
                                   6e-3(T)(b)(12)(ii).


---------------
*In manually signed original only.